1933 Act Registration No. 333-31011
1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 25	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 33	☒

THRIVENT VARIABLE LIFE ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
625 Fourth Avenue South, Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-4045
Heather J. Thenell, JD
Senior Counsel
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2018 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Variable Life Account I
Prospectus For
Flexible Premium Variable Universal Life Insurance Contract
Issued By Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: (800) 847-4836 E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: (800) 847-4836 E-mail: mail@thrivent.com
This prospectus describes a flexible premium individual variable universal life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts on this form as described in this prospectus, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.
We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (“Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:
Thrivent Aggressive Allocation Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Government Bond Portfolio
Thrivent Growth and Income Plus Portfolio*
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Portfolio

Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio
Thrivent Partner All Cap Portfolio
(subadvised by FIAM LLC)
Thrivent Partner Emerging Markets Equity Portfolio
(subadvised by Aberdeen Asset Managers Limited)
Thrivent Partner Growth Stock Portfolio
(subadvised by T. Rowe Price Associates, Inc.)
Thrivent Partner Healthcare Portfolio
(subadvised by BlackRock Investment Management, LLC )
Thrivent Partner Worldwide Allocation Portfolio
(subadvised by Aberdeen Asset Managers Limited,
Goldman Sachs Asset Management, L.P. and
Principal Global Investors, LLC)
Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio

*The Thrivent Series Fund, Inc. Board of Directors has approved the merger of the Thrivent Growth and Income Plus Portfolio into the Thrivent Moderately Aggressive Allocation Portfolio pending approval by their respective shareholders of record at a special shareholder meeting to be held on or about June 21, 2018. The merger, if approved, would occur on or about June 28, 2018. The Portfolio will be closed to new investment elections after the close of business on April 27, 2018. If you already invest in the affected Subaccount, you can continue to invest in the Subaccount until the merger has been completed.
An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.
The date of this prospectus is April 30, 2018.
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Contract Benefits/Risks Summary
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This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Definitions at the end of this prospectus that define certain words and phrases used in this prospectus.
Contract Benefits
The Contract is a flexible premium individual variable universal life insurance contract. The Contract is built around its Cash Value. Cash Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Cash Value. Charges and cash you withdraw from the Contract decrease Cash Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial withdrawal and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.
Death Benefit
As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.
Level Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount or the death benefit factor multiplied by Cash Value. The death benefit factor depends on the Insured’s age at the date of death. The Death Benefit for this option generally remains level.
Variable Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount plus Cash Value, or the death benefit factor (which depends on the Insured’s age at the date of death) multiplied by Cash Value. The Death Benefit will vary over time.
Death Benefit Guarantee
A Death Benefit Guarantee is available until the Insured reaches age 65 or 10 years from the Contract Issue Date, whichever is later, provided that you make timely payment of the required minimum premium amounts. If the Death Benefit Guarantee is in effect, your Contract will remain in force, even if the Cash Value is insufficient to pay the current monthly deductions.
Access to Cash Value
Transfers. You may transfer Cash Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The amount transferred to any subaccount or to the Fixed Account must be at least $50.
Loans. You may borrow up to 92% (in most states) of the Surrender Value of your Contract. The Surrender Value is the Cash Value of your Contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you an annual interest rate of 8% until the 15th Contract Anniversary; thereafter, the rate will drop to 7.25%. In addition, we may credit a lower annual interest rate to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences. See Federal Tax Matters.
Partial Withdrawals. You may withdraw part of your Cash Value by giving us Notice. We deduct a $25 charge from the Cash Value for each partial withdrawal after the first one in any Contract Year. Partial withdrawals may have tax consequences. See Federal Tax Matters.
Surrenders. At any time while the Contract is in force and the Insured is living, you may surrender this Contract by giving us Notice. Surrenders may have tax consequences. See Federal Tax Matters.

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Contract Benefits/Risks Summary
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Premiums
Flexibility of Premiums. You may pay premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You may elect to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our member convenience account. In most cases, you may make changes in the frequency and payment amounts at any time by giving adequate Notice to our Service Center.
The Contract
Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Contract, and assigning the Contract.
You may name a Beneficiary to receive the Death Benefit payable under the Contract. Upon the Insured’s death, we will pay the Death Proceeds to the Beneficiaries as follows:
1. Proceeds will be paid to the primary Beneficiaries who are then alive.
2. If no primary Beneficiaries are living, proceeds will be paid to the surviving contingent Beneficiaries.
3. If no Beneficiary survives, proceeds will be paid to the Contract Owner or, if the Insured is the Contract Owner, to the Insured’s estate.
Other designations or successions of beneficiaries may be arranged with us. Any beneficiary who dies simultaneously with the Insured or within 15 days after the Insured dies and before Death Proceeds have been paid will be deemed to have died before the Insured.
You may change the Beneficiary by giving Notice while Insured is living. The effective date of the change will be the date you sign the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received Notice.
Investment Options. The Variable Account is an investment account separate from the Fixed Account. You may direct the money in your Contract to any of the Subaccounts of the Variable Account.
Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount cash value.
Fixed Account. You may place money in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. We may credit a lower rate of interest to the portion of the Fixed Account securing a loan. The Fixed Account is part of our General Account.
Cash Value. Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you select, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).
Settlement Options. There are several ways of receiving proceeds under the Death Benefit, surrender, and maturity provisions of the Contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount you may apply to a settlement option is $1,000.
Maturity Benefit. If the Insured is still living on the maturity date shown on page 3A of the Contract, the Contract will terminate and the maturity benefit equal to the Cash Value minus any loans and unpaid loan interest will be paid to you.

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Contract Benefits/Risks Summary
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Supplemental Benefits and Riders
We offer several optional insurance benefits and riders that provide supplemental benefits under the Contract. There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial representative can help you determine whether any of these benefits  and riders are suitable for you.
Contract Risks
Investment Risk
The Contract is not suitable as a short-term investment vehicle. If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Cash Value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Cash Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although the Fixed Account rate will never be lower than a guaranteed minimum annual effective rate of  4%.
Risk of Lapse
If the Death Benefit Guarantee is not in effect and your monthly charges exceed your Surrender Value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us sufficient payment by a specified date. Your Contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.
Tax Risks
We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value unless there is a distribution from the Contract while the Insured is living. However, if the Insured is living on the maturity date we will pay the Cash Value less any loan and unpaid loan interest as of that date to you. These proceeds are subject to tax and the Contract will terminate with no payment of Death Benefit. Under current tax law, Death Benefits payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit. However, Death Benefit may be subject to state and/or federal estate and/or inheritance tax.
Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1⁄2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Federal Tax Matters.
If the Contract lapses, a tax may result. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.
We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transaction involving a Contract.

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Contract Benefits/Risks Summary
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You should consult a qualified tax advisor for assistance in all Contract-related tax matters.
Surrender and Partial Withdrawal Risks
A surrender charge applies during the first 10 Contract Years after the Contract’s Issue Date and for 10 years after each increase in Specified Amount on the increased amount. It is possible that you will receive no Surrender Value if you surrender your Contract in the first few Contract Years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.
You should not purchase the Contract if you intend to surrender all or part of the Cash Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.
Even if you do not ask to surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse (terminate without value). This is because surrender charges affect the Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse, in this section.
A partial withdrawal will reduce Cash Value, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level Death Benefit Option, a partial withdrawal also will reduce the Specified Amount of the Contract.
A surrender or partial withdrawal may have tax consequences. See Federal Tax Matters.
Loan Risks
A Contract loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate than the rate credited to the Fixed Account.
Your Contract may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero.
A loan will reduce your Surrender Value as well as your Death Benefit. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan and loan interest will be subtracted from any amount you receive. A loan may have tax consequences. See Federal Tax Matters.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

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Fee Tables
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The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, sex or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.
Your Contract’s declaration page will indicate the specific charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836. We will provide personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, sex, risk class, Death Benefit Option chosen, Specified Amount and riders requested.
The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer Cash Value among the Subaccounts and the Fixed Account.
Transaction Fees
Charge	When Deducted	Amount Deducted (Annualized)
Premium Expense Charge	Upon receipt of each premium paid	3% of each premium payment
Premium Tax Charge[1]	Not applicable	Not applicable
Withdrawal Fees	Upon partial withdrawal[2]	$25 per withdrawal
Transfer Fees	Upon transfer[3]	$25 per transfer
Contract Change Fees	Upon each change made to the Contract.[4]	$25 per change
1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
2 We do not assess a withdrawal charge for the first partial withdrawal taken each Contract Year.
3 We do not assess a transfer charge for the first twelve transfers made each Contract Year.
4 We reserve the right to charge up to $25 per change.
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Fee Tables
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Transaction Fees, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Surrender Charge[5]	Upon surrender, lapse or decrease in the Specified Amount
Base Contract:
Maximum		$34.79 per $1,000 of decrease in Specified Amount
Minimum		$1.16 per $1,000 of decrease in Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$12.66 per $1,000 of Specified Amount
Increase in Specified Amount:	Upon surrender, lapse or decrease in the Specified Amount
Maximum		$30.28 per $1,000 of the Specified Amount
Minimum		$1.12 per $1,000 of the Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$12.70 per $1,000 of the Specified Amount
5 The surrender charge remains level for the first three years of the Contract (or during the first three years following an increase in Specified Amount), and then decreases each Contract Year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in Specified Amount). Surrender charges depend on the Insured’s Issue Age, sex (in most states), Specified Amount, risk class and duration of the Contract. The surrender charges shown in the table may not be typical of the charges you will pay.
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Fee Tables
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Periodic Charges Other Than Portfolio Company Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio Company fees and expenses.
Charge	When Deducted	Amount Deducted (Annualized)
Cost of Insurance[6]	Monthly
Maximum		$996.73 per $1,000 of amount at risk[7]
Minimum		$0.67 per $1,000 of amount at risk[7]
Charge for a male, Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000 in the first Contract Year		$2.37 per $1,000 of amount at risk[7]
Maximum Mortality and Expense Risk Fees[8]	Monthly	0.90% of the total Subaccount cash value
Administrative Charges	Monthly	$48 annual rate
Loan Interest[9]	Accrues daily	8% on loan
Additional Benefit or Rider Charge[10]
Accelerated Death Benefit for Terminal Illness Rider	At the time the benefit is exercised.	Generally an administrative fee of $150 applies. This fee may vary by state.
6 Cost of insurance charges depend on the Insured’s Issue Age, sex (in most states), amount at risk, Specified Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the cost of insurance charge based on the classification in the Contract.
7 The amount at risk is equal to the Death Benefit on the date the charge is deducted minus the Cash Value on the date the charge is deducted.
8 The charge applies during the first 15 Contract Years. After the 15th Contract Year, the maximum charge drops to 0.40% of the total Subaccount cash value. Actual current charges may be less. See Charges and Deductions for additional information regarding this charge.
9 This maximum rate applies to loans until the 15th Contract Anniversary. After the 15th Contract Anniversary, the maximum rate is 7.25%. The rate reflects maximum gross interest rate before crediting of interest. The interest accrues daily and is not deducted from the Cash Value. The net accrued interest is added to the Loan. See Loans.
10 Charges for additional benefits or riders may vary based on the Insured’s Attained Age or Issue Age, sex (in most states), risk class, Specified Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. The rider charges shown in the table may not be representative of the charges you will pay.
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Fee Tables
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Periodic Charges Other Than Portfolio Company Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Accidental Death Rider	On the rider issue date and monthly thereafter[11]
Maximum		$0.70 per $1,000 of rider coverage amount
Minimum		$0.22 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 30, in the standard nonsmoker risk class with a rider coverage amount of $100,000		$0.30 per $1,00 of rider coverage amount
Disability Waiver Rider	On the rider issue date and monthly thereafter[12]
Maximum		$22.60 per $1,000 of rider coverage amount
Minimum		$0.08 per $1,000 of rider coverage amount
Charge for a male Insured, Issue Age 30, in the standard nonsmoker risk class, in the first Contract Year following the rider Issue Date		$0.10 per $1,000 of rider coverage amount
Guaranteed Purchase Option Rider	On the rider issue date and monthly thereafter[13]
Maximum		$1.90 per $1,000 of rider coverage amount
Minimum		$0.42 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 25		$0.88 per $1,000 of rider coverage amount
11 This charge applies until the Insured’s Attained Age 70.
12 This charge applies until the Insured’s Attained Age 65.
13 This charge applies until the Insured’s Attained Age 40.
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Fee Tables
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Periodic Charges Other Than Portfolio Company Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Applicant Waiver Rider	On the rider issue date and monthly thereafter[14]
Maximum		$1.32 per $1,000 of amount at risk
Minimum		$0.15 per $1,000 of amount at risk
Charge for an Insured, Issue Age 0 and applicant Age 30, in the standard risk class.		$0.17 per $1,000 of amount at risk
Issue Expense Charge[15]	Monthly
Base Contract:
Maximum		$6.93 per $1,000 of Specified Amount
Minimum		$0.01 per $1,000 of Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$1.32 per $1,000 of Specified Amount
Increase in Specified Amount:	On the date of an increase in Specified Amount and monthly thereafter.
Maximum		$6.72 per $1,000 of Specified Amount
Minimum		$0.01 per $1,000 of Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$1.80 per $1,000 of the increase in Specified Amount
14 This charge applies until the termination of the rider. For additional information regarding the termination of the rider please see Supplemental Benefits and Riders.
15 This Charge applies for 36 months after the Issue Date and for 36 months after an increase in Specified Amount. The issue expense charge depends on the Insured’s Issue Age, sex (in most states), Specified Amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay.
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Fee Tables
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The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.
	Maximum	Minimum
Total Annual Fund Operating Expenses[16] (expenses that are deducted from Fund assets, including management fees, and other expenses):	3.61%	0.25%
16 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (minimum and maximum) of total operating expenses charged by the Portfolios was 0.25% to 1.20%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2017 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.
Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.
If a Portfolio is structured as a “fund of funds,” the Portfolio will indirectly bear its proportionate share of any fees and expenses (like investment advisory fees and operating expenses) of the investment companies in which it invests. However, Thrivent Financial has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by an Asset Allocation Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.
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Thrivent Financial and the Fixed Account
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Thrivent Financial
Thrivent Financial is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Fixed Account
The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.
All premiums allocated to the Fixed Account become part of our General Account. The General Account consists of all assets owned by Thrivent Financial other than those segregated in any separate account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 4% annually. However, we may credit a lower rate of interest to the portion of the Fixed Account securing a loan.
We may credit interest at a rate in excess of 4% per year. However, we are not obligated to do so and will do so at our own discretion. You assume the risk that we may not pay interest that exceeds 4% for any given year. There is no specific formula for the determination of excess interest, if any. We base any such excess interest on numerous factors. Some of the factors that we may consider, include but are not limited to, general economic trends, our current and anticipated investment returns, regulatory requirements and competitive factors.
Interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.
Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Maintenance of Solvency
The maintenance of solvency provision is a legal requirement of a fraternal benefit society. The provision is only invoked in the event the reserves of a fraternal benefit society become impaired.
This provision applies only to values in the General Account.
If our reserves become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a debt against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the debt. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

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The Variable Account and the Portfolios
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Variable Account
Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin and the first investment was made on March 31, 1998. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund at net asset value. We describe these Portfolios and their investment objectives later in this prospectus. Net Premiums are allocated to a Subaccount, and the resulting Cash Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio and fees and charges under the Contract. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.
We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for purposes of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other contract liabilities of the Variable Account arising under the contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Variable Investment Options and the Subaccounts
You may allocate the Net Premiums paid under the Contract and transfer the Contract’s Cash Value to the Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. Note that the italicized Portfolios below are “fund of funds” which are comprised of investments in other Portfolios within the Fund. The Subaccounts and the corresponding Portfolios are listed below.
Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Balanced Income Plus Subaccount	Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Government Bond Subaccount	Thrivent Government Bond Portfolio
Thrivent Growth and Income Plus Subaccount*	Thrivent Growth and Income Plus Portfolio*
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
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The Variable Account and the Portfolios
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Subaccount	Corresponding Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Subaccount	Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio
Thrivent Multidimensional Income Subaccount	Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Subaccount	Thrivent Opportunity Income Plus Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Partner Emerging Markets Equity Subaccount	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Subaccount	Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
The following table summarizes each Portfolio’s investment objective:
Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.
Thrivent Balanced Income Plus Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.
Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.
Thrivent Government Bond Portfolio	To seek total return, consistent with preservation of capital.
Thrivent Growth and Income Plus Portfolio*	To seek long-term capital growth and income.
Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.
Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.
Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.
Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500 Index**.
Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.
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The Variable Account and the Portfolios
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Portfolio	Investment Objective
Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.
Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.
Thrivent Low Volatility Equity Portfolio	To seek long-term capital appreciation with lower volatility relative to the global equity markets.
Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index**.
Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.
Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.
Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.
Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.
Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.
Thrivent Multidimensional Income Portfolio	To seek a high level of current income and, secondarily, growth of capital.
Thrivent Opportunity Income Plus Portfolio	To seek a combination of current income and long-term capital appreciation.
Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.
Thrivent Partner Emerging Markets Equity Portfolio	To seek long-term capital growth.
Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.
Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.
Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.
Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.
Thrivent Small Cap Growth Portfolio	To seek long-term capital growth.
Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index**.
Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.
*The Thrivent Series Fund, Inc. Board of Directors has approved the merger of the Thrivent Growth and Income Plus Portfolio into the Thrivent Moderately Aggressive Allocation Portfolio pending approval by their respective shareholders of record at a special shareholder meeting to be held on or about June 21, 2018. The merger, if approved, would occur on or about June 28, 2018. The Portfolio will be closed to new investment elections after the close of business on April 27, 2018. If you already invest in the affected Subaccount, you can continue to invest in the Subaccount until the merger has been completed.
** The S&P 500, S& P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the
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The Variable Account and the Portfolios
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S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S& P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or that an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund attached to this prospectus and found in the back of this book. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to other insurance company separate accounts not affiliated with us. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

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The Variable Account and the Portfolios
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♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;
♦	Changes in the investment management of the Fund; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.
The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount or the Fixed Account as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management
Thrivent Financial is investment adviser to the Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial is responsible for determining which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions. Thrivent Financial and the Fund have engaged the following investment subadvisers:
Subadviser	Portfolio Name
BlackRock Investment Management, LLC.	Thrivent Partner Healthcare Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Equity Portfolio
Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P. and Principal Global Investors, LLC.	Thrivent Partner Worldwide Allocation Portfolio
FIAM LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
We, as investment adviser, pay each of the above subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.
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The Variable Account and the Portfolios
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Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Voting Privileges
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the

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The Variable Account and the Portfolios
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Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

The Contract
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Adult and Juvenile Contracts
We issued adult Contracts to applicants who were age 16 or older. We issued juvenile Contracts when the proposed Insured was younger than age 16.
For the juvenile Contract, a juvenile is named as the Insured and Owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must retain control over the Contract. The adult is referred to as applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.
Transfer of control to the juvenile Insured will take place at the first Contract Anniversary date on or following the earliest of:
♦	the Insured’s 21st birthday;
♦	the Insured’s 16th birthday after the applicant controller transfers control to the Insured; or
♦	the death of the applicant controller on or after the Insured’s 16th birthday.
If the person who has control of the Contract dies before the Insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.
The juvenile Insured will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.
Replacement of Existing Insurance
It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to increase coverage under this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine additional coverage under this Contract is better for you. You may have to pay a surrender charge on your existing insurance, and this Contract imposes a new surrender charge period on the amount of the increase in coverage. If you surrender your existing insurance policy for cash and then increase coverage under this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the increase of coverage under this Contract may be delayed.

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The Contract
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Term Conversion
Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent Financial term insurance contract(s) or rider(s) to permanent coverage.
If you are eligible for and exercise the conversion privilege found in eligible Thrivent Financial term contracts and riders, Thrivent Financial will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.
Review this opportunity with your Thrivent Financial representative to determine whether it is available to you and right for you.
Ownership Rights
While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated.
You may transfer ownership of the Contract by giving Notice to the Service Center. The transfer or change must be approved by us before it is valid. If approved, it will be effective on the date Notice was signed or on the date it was received at the Service Center if Notice is not dated.
To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).
Modifying the Contract
No representative of Thrivent Financial except the president or the secretary may change any provisions of the Contract.
Termination and Maturity
Your Contract will terminate if the Insured dies, if you surrender the Contract, if you exercise the right to full payout under the accelerated death benefit rider, if a premium required to keep the Contract in force has not been paid by the end of the grace period or due to excess loan. If the Contract is in effect at age 100, it will mature (end) and the Cash Value less any outstanding loan and loan interest will be paid to you.
State Variations
Any state variations in the Contract are covered in a special policy form for use in that state. See your Contract for details.

Premiums
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Flexible Premiums
This Contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, most third-party checks or other types of payments defined as not acceptable in our standard procedures. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you elect to pay on a regular basis. We will send you billing statements for an amount you select. You may select quarterly, semi-annual or annual statements. You may also elect to make pre-authorized automatic premiums using our electronic payment

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Premiums
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program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.
We recommend that you pay at least a Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse in the event the Surrender Value is not sufficient to pay the monthly deductions. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a modified endowment contract. See Federal Tax Matters. You should discuss the amount and frequency of your premiums with your Thrivent Financial representative.
Net Premiums & Premium Allocation
We deduct from each premium a 3% premium expense charge for sales expenses. The remainder of the premium is the “Net Premium.” The premium expense charge may not be deducted in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.
We will allocate your Net Premium according to the allocation instructions on your application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.
The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Premium in Default and Grace Period
Unless a Death Benefit Guarantee is in effect, a premium is in default on a Monthly Deduction Date if a monthly deduction to be made on that date would result in a Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, whenever a Contract loan exceeds the Cash Value less any surrender charges, and the Death Benefit Guarantee is not in effect, the grace period provision will apply. We will notify you of the premium required to keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected.
You should discuss the amount with your Thrivent Financial representative. The Contract will continue in force through the grace period.
If the Insured dies during the grace period, the Death Benefit payable will be reduced by the amount of the monthly deductions due and unpaid and the amount of any outstanding Contract loan.
Limits
We reserve the right to:
♦	limit any increase in planned periodic premiums;
♦	limit the amount of payments in addition to planned periodic payments; and
♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.
The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in Cash Value prior to receipt by the Owner. To qualify for this exclusion, federal tax law limits the premiums you may

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Premiums
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pay and requires that the Cash Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.
In the event of a reduction in the Specified Amount, or other changes to the Contract which cause the premiums paid or the Cash Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.
Electronic Payment Program
Our electronic payment program allows you to make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other applicable payment source, rather than being billed. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the next Valuation Date. To set up the electronic payment program you may complete the applicable section on the application or, after the time of application, by giving us Notice.

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Contract Values
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Cash Value
The Cash Value of your Contract is equal to the sum of the values in the Contract’s Subaccount(s) and Fixed Account. The Cash Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit value; adding together the resulting values of each Subaccount; and adding any value in the Fixed Account.
While loans are not deducted from Cash Value, loans do reduce the amount you would receive upon surrender of your Contract, upon the death of the Insured and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.
Over the life of your Contract, many factors determine its Cash Value. They include:
♦	premiums paid;
♦	the investment experience of the Subaccounts;
♦	interest credited to the Fixed Account;
♦	loans taken and loan repayments;
♦	partial withdrawals taken; and
♦	charges and deductions taken.
Because a Contract’s Cash Value is based on the variables listed above, it cannot be predetermined. The value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.
The Cash Value of the Contract changes daily. The value of the Fixed Account is guaranteed as to principal and interest at 4% subject to the Contract charges and deductions. There is no guaranteed minimum cash value for any Subaccount.
Fixed Account Cash Value
The Fixed Account cash value reflects Net Premiums allocated to the Fixed Account, transfers of Cash Value to or from the Subaccounts, interest credited, and any deductions. Each day the cash value in the Fixed Account will change based upon these factors. Review your Contract for further detail.
Variable Account Cash Value
Number of Accumulation Units
The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.
The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:
♦	Net Premiums are allocated to the Subaccount; or
♦	cash value is transferred to the Subaccount from another subaccount or from the Fixed Account.
The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:
♦	cash value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;
♦	partial withdrawals and partial withdrawal charges are taken from the Subaccount;
♦	monthly deductions or transfer charges are taken from the Subaccount;
♦	any charge for a Death Benefit Option change is allocated to the Subaccount;
♦	any charge for a Contract change is allocated to the Subaccount; or
♦	surrender charges are allocated to the Subaccount.

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Contract Values
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Accumulation Unit Value
For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:
(a)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(b)Is the net investment factor for that Subaccount for that period.
Net Investment Factor
The net investment factor for a Subaccount measures investment performance of that Subaccount. The net investment factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) where:
(a)Is the sum of
(i)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(iii)A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.
(b)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
Surrender Value
The Surrender Value is the total amount you may withdraw from the Contract. It is equal to the Cash Value less any surrender charges and any outstanding loan principal and accrued interest. The Surrender Value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested. It is possible for the Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.
You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount cash value, Fixed Account cash value, the total Cash Value and the Surrender Value at least annually.

Death Benefits
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The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. The Death Benefit is the amount payable upon the death of the Insured. At the time of purchase, you chose between two Death Benefit Options: the level Death Benefit Option or the variable Death Benefit Option. We determine the amount payable as of the date of the Insured’s death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the Death Benefit.
Level Death Benefit Option
As the name suggests, the Death Benefit for this option remains level, but in limited situations will vary. Under this option, the Death Benefit is the greater of the Specified Amount, or the death benefit factor multiplied by Cash Value. If you keep your Contract in force for several years and your Cash Value continues to increase, your Death Benefit may be increased by a death benefit factor. This factor helps to ensure that your Death Benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40,

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Death Benefits
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the factor is 2.5 and afterwards the factor will decrease until reaching 1 at age 95. Your Contract includes a table of the death benefit factors.
If the Insured dies on a Valuation Date, the Cash Value portion of the calculation will be determined as of the date of death. If the Insured dies on a non-Valuation Date, the Subaccount Cash Value portion of the calculation will be determined as of the next Valuation Date.
You should consider the level Death Benefit Option if: you do not expect your insurance needs to generally increase; or you wish to minimize your insurance costs.
In general, the level Death Benefit Option provides greater potential for growth in Cash Value than the variable Death Benefit Option. By choosing the level Death Benefit Option, any increases in Cash Value reduce the actual amount of insurance at risk and lower your cost of insurance.
Variable Death Benefit Option
The variable Death Benefit Option provides a Death Benefit that varies over time. Under this option, the Death Benefit will be the greater of the Specified Amount plus Cash Value, or the death benefit factor (described above) multiplied by Cash Value. The Death Benefit fluctuates correspondingly with your Cash Value.
If the Insured dies on a Valuation Date, the Cash Value portion of the calculation will be determined as of the date of death. If the Insured dies on a non-Valuation Date, the Subaccount Cash Value portion of the calculation will be determined as of the next Valuation Date.
You should consider the variable Death Benefit Option if:
♦	you expect your insurance needs to increase, or
♦	you want to have the potential for an increasing Death Benefit.
In general, the variable option provides the potential for a greater Death Benefit than the level option.
Changing Your Death Benefit Option
You may request to change your Death Benefit Option at any time. If we approve the change: (i), we will increase or decrease the Specified Amount so your Death Benefit immediately after the change will be the same as immediately before the change and (ii) we will compute the Contract charges and make the appropriate changes.
If you change from the level Death Benefit Option to the variable Death Benefit Option, we will reduce your Specified Amount by the amount of Cash Value you have accumulated on the date the change takes place. We will not allow the change if it reduces your Specified Amount below $10,000. If you change from the variable Death Benefit Option to the level Death Benefit Option, your Specified Amount increases. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your Specified Amount.
Changing your Contract from a level to a variable Death Benefit Option may result in the assessment of a surrender charge. The decrease in Specified Amount and any surrender charge will be subtracted from previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount. The Specified Amount decreases so your Death Benefit immediately after the change will be the same as immediately before the change. Additionally, we reserve the right to charge a $25 change fee against your Cash Value for each Death Benefit Option change.
There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.
Changing Your Specified Amount
You chose the Specified Amount when you applied for the Contract. You may change the Specified Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.

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Death Benefits
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Increasing Your Specified Amount
Subject to our underwriting guidelines and policies, you have the right to increase the Specified Amount at any time on or before the Contract Anniversary following the Insured’s 80th birthday.
Requirements for increasing your Specified Amount are:
♦	you must provide proof of insurability for the increase;
♦	increases must be at least $10,000; and you must provide proof of insurable interest, if you are not the Insured.
When we approve an increase in your Specified Amount, it is effective as of the date shown on your Contract amendment.
Increases in your Specified Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the Insured’s sex and age as of the last Contract Anniversary. This charge will apply for the number of months shown on your amended Contract specification page. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of surrender charges will also apply to each increase in the Specified Amount. We show these new charges on the amended Contract specification page of your Contract.
Sometimes an increase in the Specified Amount, along with other factors, may cause a Contract to be classified as a modified endowment contract and could have potentially negative tax consequences. See Federal Tax Matters. Please consult your tax advisor before making any such increases.
Decreasing Your Specified Amount
On or after your first Contract Anniversary, you have the right to decrease your Specified Amount. Requirements for decreasing your Specified Amount are:
♦	the Specified Amount remaining in effect cannot be less than $10,000; and
♦	premiums or Cash Value must be in compliance with Internal Revenue Code’s limits.
The decrease will become effective as of the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount.
We subtract a surrender charge from the Cash Value if a surrender charge is in effect for that part of the Specified Amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your Contract.
A decrease in your Specified Amount may cause your Contract to be classified as a modified endowment contract and could have other tax consequences. Please consult your tax advisor before decreasing your Specified Amount. See Federal Tax Matters.
Death Claims
In the event of the death of the Insured, we must receive Notice of death at our Service Center. Notice should include the Insured’s name and Contract number. A Thrivent Financial representative may assist in making such a claim.
As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.
Payment of Benefits
In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the

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Death Benefits
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Insured, your Beneficiary may choose a settlement option at the time of making a claim for Death Benefits. The minimum amount that we will apply to a settlement option is $1,000. Once the Beneficiary chooses a settlement option, we will issue an agreement for that settlement option. In the settlement option agreement, we will reflect guaranteed payments, if any.
Settlement Options
Option 1: Interest
Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The payee may withdraw all or part of the proceeds at any time.
Option 2: A Selected Amount of Income
With this settlement option the payee elects to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary elected to receive $10,000, paid annually, we would pay $10,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.
We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of all remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 3: A Specified Period
This option provides payments at regular intervals. The payee may elect a specified number of months or years, but may not select a period exceeding the greater of 30 years.
We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 4: Life Payment
This settlement option is a form of annuity payment that continues until the annuitant’s death. The payee is the person receiving the income. We make payments to the payee at regular intervals during the annuitant’s life. Upon electing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a Beneficiary named for the settlement option until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.
The amount of the payments depends on the age and, where permitted, sex of the annuitant at the time the settlement agreement is established. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.
Option 5: Joint & Survivor
NOT AVAILABLE AT DEATH - This settlement option is another form of annuity payment or life income available when both annuitants are alive when the settlement option is chosen. We will pay an income as long as at least one of the two annuitants is alive. The amount of payments is determined based on the lives of both of the annuitants. A guaranteed payment period of 10 or 20 years may be selected or no guaranteed payment period at all may be selected. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.

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Death Benefits
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Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.
The amount of the payments depends on the age and, where permitted, sex of the annuitants at the time we issue the settlement agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.
We may also offer other settlement options at our discretion.
Death Benefit Guarantee
The Death Benefit Guarantee ensures that your coverage will continue even if the Cash Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.
The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premium in your Contract. Your Death Benefit Guarantee Premium is equal to:
♦	a factor based on age, sex, and risk class, multiplied by your Specified Amount, then the resulting amount is divided by 1,000;
♦	plus the monthly administrative charge of $4;
♦	plus the required premiums for each additional benefit you choose.
Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:
♦	the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium multiplied by the number of months since the Contract Issue Date, plus any outstanding loan balance; and
♦	the Insured’s age is less than 65 or the Contract has been in effect no more than 10 years.
If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee Premium. If you do not pay the required premium, the Death Benefit Guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.
If you change your Specified Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium is required from the first Monthly Deduction Date following the change.
Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the Issue Date, whichever is later. After automatic termination, the insurance coverage provided by the Contract will be funded by your Cash Value. The Contract will remain in force until your Cash Value is not large enough to pay monthly deductions or your Contract reaches its maturity date. See Contract Lapse and Reinstatement.
In some states, the Death Benefit Guarantee is not available for certain risk classes.

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Partial Withdrawals and Surrenders
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You may surrender your Contract and receive your Surrender Value or make a partial withdrawal by giving us Notice at our Service Center. The surrender or partial withdrawal will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial withdrawal by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.
Verification of Identity
We require a Medallion Signature Guarantee for any surrender, partial withdrawal or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Financial representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for a:
♦	Request to receive funds with a value of $100,000 or more;
♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. You should consider the tax implications of a surrender or loan before you make a request. See Federal Tax Matters.
Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.
Partial Withdrawals
Partial withdrawals offer you a way to access your Cash Value. You may withdraw part of your Surrender Value by giving us Notice. The amount of a partial withdrawal may not exceed the Surrender Value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial withdrawal will be taken from the Subaccounts and Fixed Account according to: the ratio that the Contract’s cash value in the Subaccount or Fixed Account bears to the total Cash Value of the Contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the Cash Value for each partial withdrawal after the first one in any Contract Year. An amount withdrawn may not be repaid.
A partial withdrawal may have tax consequences. It is important to note that if the Specified Amount is decreased, there is a possibility that the Contract might be classified as a modified endowment contract. See Federal Tax Matters.
For a Contract with the Level Death Benefit Option:
A partial withdrawal will reduce your Cash Value, Specified Amount, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the Death Benefit is equal to the Specified Amount at the time of the partial withdrawal, the amount of the reduction in the Death Benefit will be equal to the amount of the partial withdrawal. If the Death Benefit is greater than the specified amount, (a) the Specified Amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the Death Benefit and the Specified Amount, and (b) the new Death Benefit will be based on the Death Benefit factor, cash value, and Specified Amount after the reduction.

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Partial Withdrawals and Surrenders
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The Specified Amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the Specified Amount below this amount.
For a Contract with the Variable Death Benefit Option:
A partial withdrawal will reduce the Cash Value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial withdrawal will not reduce the Specified Amount. A partial withdrawal may have tax consequences. See Federal Tax Matters.
Surrender
You may surrender this Contract for its Surrender Value by giving Notice to our Service Center. If you surrender your Contract, you will receive the Cash Value less any surrender charge and outstanding loan balance. Alternatively, at any time while the Insured is living (and before Attained Age 100) you may surrender this Contract and apply the Surrender Value as a single premium to purchase paid-up life insurance on the Insured.
A full surrender of your Contract may have tax consequences. See Federal Tax Matters.
Postponement of Payments
We typically process any surrender, partial withdrawal, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer, loan or on the death of the Insured whenever:
♦	the New York Stock Exchange is closed or trading is otherwise restricted;
♦	the SEC has determined that an emergency exists;
♦	the SEC requires that trading be restricted; or
♦	the SEC, by order, permits such postponement for the protection of Contract Owners.
We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial withdrawal or loan from the Fixed Account for not more than 6 months from the day we receive Notice and, if required, your Contract.
If we postpone payment for 10 days or more, the amount of the postponed payment will earn interest during that period of not less than 4% per year, or such higher rate as required by law.
If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or Death Benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.

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Transfers
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While the Insured is alive and the Contract is in force, you may transfer the Cash Value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center.
You may make twelve transfers per Contract Year from Subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.
Only one transfer may be made from the Fixed Account in each Contract Year. The transfer may not exceed the greater of $500 or 25% of the cash value in the Fixed Account at the time of transfer. This transfer is not subject to any charge.
Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any subaccount or to the fixed account must be at least $50.
Frequent Trading Policies
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and, therefore, unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.
If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.
In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

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Telephone and Online Transactions
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You may perform certain transactions online or over the telephone if we receive proper authorization from you.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by reason of their not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses.
Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with written Notice. If, due to malfunction or other circumstances, the request is incomplete or not fully comprehensible, we will not process the transaction.
We reserve the right to suspend or limit telephone and online transactions.
Owners can complete certain transactions online at www.thrivent.com or complete telephone transactions by contacting the Service Center at (800) 847-4836.
Timely Processing
We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account may be deferred up to six months.

Loans
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While the Insured is living and your Contract is in force, you may, by giving Notice, use your Cash Value as security to borrow up to 92% (in most states) of your Surrender Value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th Contract Anniversary. Thereafter the rate will drop to a maximum 7.25% per year. (Please note that these rates are the maximum rates; current rates may be less.) When a loan is made, cash value in the Fixed Account will be used as security for the loan. To ensure that the Fixed Account has enough cash value to secure the loan, cash value will be transferred from the Subaccounts or Fixed Account according to the ratio that the cash value in the subaccounts or Fixed Account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the Contract’s Cash Value.
Each month, if the total loan (principal plus accrued interest) exceeds the total Fixed Account cash value, the difference will be transferred from the Subaccounts to the Fixed Account as security for the loan.

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Loans
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A lower interest rate may be credited to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the Contract’s 15th Anniversary and 3.25% thereafter. (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7.25 % after 15th anniversary.)
While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. All loan payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the Cash Value in the
Subaccounts by the amount of the repayment that is allocated to the Subaccounts and transplanted from the Fixed Account. Repayments will be allocated according to your premium investment allocation. Total Cash Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Cash Value growth.
A loan will reduce your Surrender Value as well as your Death Benefit. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Benefit, before exercising these privileges.
A loan may have tax consequences. See Federal Tax Matters.

Contract Lapse and Reinstatement
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Lapse
Your Contract will lapse (that is, terminate without value) if:
♦	your monthly charges are greater than your Surrender Value,
♦	your Death Benefit Guarantee is not in effect, and
♦	payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency.
If the Contract lapses, a tax may result.
If this Cash Value deficiency occurs, the only right remaining is the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.
Reinstatement
You may reinstate the Contract any time within three years after it has lapsed. However, reinstatement cannot occur if the Contract was surrendered. To reinstate your Contract you must submit proper evidence of insurability and pay a premium equal to:
♦	the reinstated loan amount; plus
♦	any surrender charge at the time of reinstatement; plus
♦	the first two monthly deduction amounts after reinstatement; less
♦	the Cash Value at termination; less
♦	any surrender charge credited back at reinstatement; plus
♦	the new surrender charge taken for any reduction in the Specified Amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

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Contract Lapse and Reinstatement
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The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing related taxes.
A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC (See Federal Tax Matters).
If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

Charges and Deductions
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Charges are necessary to pay Death Benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose including our fraternal activities.
Transaction Fees
Charges Deducted from Premiums (Percent of Premium Charge)
We charge a premium expense charge of 3% on premiums. The resulting amount available after the charge is the Net Premium. We use this charge to cover the costs of sales and other expenses. We credit the Net Premium to the Subaccounts and Fixed Account according to your allocation instructions.
Surrender Charge
If you choose to surrender your Contract or reduce your Specified Amount, we will reduce your cash value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. We deduct the surrender charge proportionately from each of your Subaccounts and the Fixed Account. For the first three years of the Contract, surrender charges remain level then grade to zero by the end of the 10th Contract Year. Surrender charges are based upon your Issue Age, sex (in most states), risk class and duration of the Contract. New surrender charges begin with each Specified Amount increase.
The initial surrender charge is assessed on a per thousand basis. The amount per thousand of Specified Amount varies by sex (in most states), risk class and Issue Age. This declining charge terminates at the end of the 10th Contract Year. Beginning in the 11th year after the Issue Date (assuming no increases in Specified Amount), the surrender charge will be zero. We list your surrender charges in your Contract.
If you increase your Contract’s Specified Amount, a new surrender charge schedule is applicable to that amount, in addition to the existing surrender charge. It is based on an amount per thousand of the Specified Amount increase. We list your actual surrender charges for the increased Specified Amount separately on an amendment to your Contract. We will mail the amendment to you after we process the request for increase in Specified Amount. During the first three years, the surrender charge for the Specified Amount increase is level, thereafter it declines annually by 1/8th of the initial charge.

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Charges and Deductions
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The following is an example of surrender charges for a 40-year-old male, $150,000 Specified Amount and a standard nonsmoker risk class:
Contract Year	Surrender charge per Thousand Dollars
1	$12.66
2	12.66
3	12.66
4	11.07
5	9.49
6	7.91
7	6.33
8	4.75
9	3.16
10	1.58
11	0.00
If you decrease the Specified Amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the Specified Amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the Specified Amount, starting with the most recent, and then from the original Specified Amount.
Withdrawal Charge
We charge up to $25 for each partial withdrawal after the first partial withdrawal each Contract Year. This charge is in addition to the amount withdrawn.
Transfer Charge
You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for each transfer in excess of twelve. This charge is added to the amount transferred. Transfers resulting from loans, the exchange privilege, change in Subaccount investment policy, or the initial reallocation of premiums from the Thrivent Money Market Subaccount do not count as transfers for the purpose of assessing this charge.
Contract Change Fee
We reserve the right to charge $25 from Cash Value for each change you make to your Contract. Such Contract changes include but are not limited to, a change in Specified Amount, risk class, Death Benefit Options, and riders.
Monthly Deductions from Cash Value
We deduct certain charges from Cash Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Cash Value in the Contract. For the Fixed Account, we reduce the Cash Value by the proportion that the Cash Value in the Fixed Account bears to the Cash Value of the entire Contract. For Subaccounts, we redeem sufficient Accumulation Units from each Subaccount in the proportion that cash value each Subaccount bears to the Cash Value of the entire Contract. We deduct charges on the same date each month, beginning with the Issue Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the preceding Valuation Date. Because portions of the many deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.
The monthly deductions consist of:
♦	the cost of insurance charge;
♦	the monthly mortality and expense risk charge;
♦	the monthly administrative charge;
♦	the monthly issue expense charge; and
♦	any applicable charges for supplemental insurance benefits and riders available under the Contract.
Cost of Insurance
We assess a monthly cost of insurance charge to compensate us for underwriting the Death Benefit. The charge depends on a number of variables (including Issue Age, sex unless the Contract is issued in a unisex class as indicated in your Contract, risk class, rating class, duration, and Specified Amount) that would cause it to vary from Contract to Contract.
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Charges and Deductions
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The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Specified Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the net amount at risk for the initial Specified Amount of your Contract divided by 1,000. Factors that affect the amount at risk, including investment performance, payment of premiums, charges, withdrawals and loans. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Issue Date.
We use a standard method of underwriting in determining the cost of insurance. The factors that go into standard underwriting are:
♦	the amount of insurance applied for,
♦	the proposed Insured’s age,
♦	outcome of medical testing,
♦	reports from physicians (attending physicians’ statements); and
♦	other information such as financial information may be required.
Based on the above information, standard coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases premiums, or in some cases, the proposed Insured may be declined.
Cost of Insurance Rates
Cost of insurance rates are determined for the initial Specified Amount and each increase in Specified Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.
Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the Contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.
The cost of insurance rates generally increase as the Insured’s Attained Age increases. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker. Non-smoker Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who smoke.
We use a standard method of underwriting in determining the cost of insurance. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance contract we offer.
Mortality and Expense Risk Fees
For Contracts in force for less than 15 years, we will assess a monthly mortality and expense risk charge guaranteed never to exceed 0.075% of the total Subaccount cash value (approximately 0.9% annually). The charge is applied to the total Cash Value in the Subaccounts on each Monthly Deduction Date. For Contracts in force for at least 15 years, we will assess a monthly mortality and expense rate guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for Contracts that have not reached their 15th Contract Anniversary. Therefore, for Contracts in force for at least 15 years, the maximum annual charge will never exceed 0.4%.
The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

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Charges and Deductions
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Administrative Charge
We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, Cash Value calculation, transaction confirmations and periodic reports.
Issue Expense Charge
We deduct a charge to cover costs of issuing a Contract. We deduct this charge for the first 36 months after the Issue Date and at the time of each Specified Amount increase. This charge varies by age, risk class, Specified Amount and, in most states, sex.
Rider or Additional Benefit Charge
If your Contract includes riders or additional benefits, we will deduct an additional benefit charge from the Cash Value for those benefits. Benefits include guaranteed purchase option, disability waiver, applicant waiver and accidental death.
Portfolio Company Charges
The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the Fund prospectus and Fee Tables above.
Variation or Reduction of Charges
We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

Federal Tax Matters
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General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.
Tax Status of the Variable Account
We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Cash Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.
Taxation of the Contract—In General
Tax Status of the Contract
Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from

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Federal Tax Matters
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the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Cash Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.
Tax Treatment of Death Benefits
In general, the amount of the Death Benefit payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.
If the Death Benefit is not received in a lump sum and is, instead, applied under either settlement option 2, 3, or 4, generally payments will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Benefit is applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.
The Death Benefit may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Benefit will be included in the taxable estate of an Insured if the Insured possesses control (referred to as

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Federal Tax Matters
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“incidents of ownership”) over the Contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in a Contract’s Cash Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Cash Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.
Similarly, if the Insured is living on the maturity date, the amount payable on that date (accumulated value reduced by contract debt and unpaid monthly deductions) will be includible in the Contract Owner’s income if it exceeds the “investment in the Contract.”
As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. Taxable income received from the Contract is treated as ordinary income for tax purposes.
Taxation of Contracts that Are Not MECs
Tax Treatment of Partial Withdrawals from Contracts that Are Not MECs—In General
If the Contract is not a MEC (described below), the amount of any partial withdrawal from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial withdrawal from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Contract Years
As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial withdrawal is made, and in certain other instances.
Tax Treatment of Loans from Contracts that Are Not MECs
If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. The amount of Debt over and above that secured by Cash Value is taxable as cancellation of indebtedness. Reinstatement of the lapsed contract within the same calendar year of the lapse may help minimize tax implications.
Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key

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Federal Tax Matters
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person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.
Taxation of Contracts that Are MECs
Characterization of a Contract as a MEC
In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including a Contract that lapses due to nonpayment of premiums (unless it is reinstated within 90 days) will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.
Tax Treatment of Partial Withdrawals, Loans, Assignments, and Pledges Where a Contract is a MEC
If the Contract is a MEC, partial withdrawals from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial withdrawals will be includible in income to the extent the Cash Value exceeds the investment in the Contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.
The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.
If the Contract Owner assigns or pledges any portion of the Cash Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.
Penalty Tax
Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1⁄2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).
Aggregation of Contracts that Are MECs
All life insurance contracts which are treated as MECs and which are purchased by the same person(s) from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). Contracts issued by different companies that subsequently merged are not aggregated. The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

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Federal Tax Matters
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Contracts Not Owned by Individuals
In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.
Constructive Receipt Issues
The IRS could determine that a Contract Owner is in constructive receipt of the Cash Value if the Cash Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Contract Owner’s income at that time.
Section 1035 Exchanges
Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.
Accelerated Death Benefits
If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.
Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.
Actions to Ensure Compliance with the Tax Law
We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.
Other Considerations
Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. Additionally, receipt of maturity benefit proceeds on the maturity date (if applicable) may have tax consequences. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

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Federal Tax Matters
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Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of full and partial withdrawals made under a Contract unless the Contract Owner notifies us in writing, and such Notice is received at the Service Center at or before the time of the full or partial withdrawal, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

Supplemental Benefits And Riders
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We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly costs for these riders from Cash Value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders included with your Contract more fully in your Contract.
Accelerated Death Benefit for Terminal Illness Rider
You may add this rider at any time without cost. This rider allows you to receive the present value of the Death Benefit tax free if eligibility requirements are met. Eligibility requirements include doctor certification that the insured is terminally ill. State variations apply.
Accidental Death Benefit
This rider generally provides an additional cash benefit when the Insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the Specified Amount of your Contract. Any Accidental Death Benefit payable would be in addition to your basic Death Benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.
Disability Waiver
Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.
Applicant Waiver
This rider enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month. The premium applies until the rider terminates. The rider will terminate on the earlier of the following:
1.On midnight of the day before the anniversary of the Issue Date of the rider on or after the Insured’s 21st birthday; or
2.When control of the Contract is transferred.
Guaranteed Purchase Option
You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

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Sales and Other Agreements
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Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial on behalf of Thrivent Investment Management Inc. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this prospectus (commissions and other incentives are described below). As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an insurance producer of ours for purposes of the sale of the Contract or sales related to increases in coverage.
Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase or increase coverage under a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase or increase coverage under one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions are paid to the financial representative ranging from 50% to 85% of the commissionable premium when you make increases in coverage. Your financial representative may receive cash bonuses ranging from 0% to 72% of first year base commissions, if eligible. For Contracts with greater than $500,000 of Specified Amount, your financial representative may receive premium-based compensation ranging from 0% to 3% of all premiums paid plus 0% to 0.30% of the Cash Value annually, for the life of the Contract, if eligible. For Contracts with less than $500,000 of Specified Amount, your financial representative may receive premium-based compensation ranging from 0% to 7% of all premiums paid plus 0% to 0.3% of the Cash Surrender Value annually, for the life of the Contract, if eligible.
If you elect a settlement option, we pay commissions to the financial representative ranging from 0.25% to 0.50% of the premium applied to the settlement option, if eligible.
In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

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Sales and Other Agreements
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♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and
♦	providing services to Contract Owners.
This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.
In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

Legal Proceedings
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There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

Financial Statements
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The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.
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How to Contact Us
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Telephone:
1-800-847-4836
Internet:
Thrivent.com
Applications:
Thrivent Financial
P.O. Box 8061
Appleton, WI 54912-8061
Additional Premiums (variable products):
Thrivent Financial
P.O. Box 8061
Appleton, WI 54912-8061
Transfers, Surrenders, Withdrawals or Other Requests:
Thrivent Financial
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent Financial
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions, please contact 1-800-847-4836.
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Definitions
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Accumulation Unit: A unit of measure used to calculate the cash value in each Subaccount of the Variable Account.
Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.
Attained Age: The Insured’s age on the Contract Anniversary on or immediately prior to that day.
Beneficiary: The person(s) named by the Contract owner to receive the Death Benefit under the Contract. A Beneficiary need not be a natural person.
Cash Value: The total value of the Contract, which is equal to the sum of the Subaccount cash values plus Fixed Account cash value.
Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.
Contract: The flexible premium variable life insurance Contract offered by us (Thrivent Financial) and described in this prospectus. The Contract consists of the certificate of membership and insurance, including any attached riders, endorsements or amendments, the application and the articles of incorporation and bylaws.
Contract Anniversary: The same day and month in each succeeding year as the Issue Date.
Contract Year: The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.
Death Benefit: The amount paid upon the death of the Insured.
Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your Cash Value is not adequate.
Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular Contract’s Death Benefit Guarantee in effect. Different combinations of age, sex, risk class, Specified Amount and additional benefits will result in different Death Benefit Guarantee Premiums.
Death Benefit Option: Either of the two methods used to determine the Death Benefit.
Fixed Account: A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.
General Account: The General Account includes all assets we own that are not in the Variable Account or any other Subaccount.
Good Order: Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.
Insured: The person on whose life the Contract is issued.
Internal Revenue Code: The Internal Revenue Code of 1986, as amended.
Issue Age: The age of the Insured as of his or her last birthday on or before the Issue Date.
Issue Date: The date that establishes the Contract Anniversary and the date as of which we began to apply monthly deductions.
Monthly Deduction Date: The date each month on which we deduct charges from Cash Value. These monthly charges occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

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Definitions
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Net Premium: The amount invested in the Contract after a 3% charge is taken for sales expenses. The premium expense charge may not be deducted in certain situations.
Notice: A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content. While your Contract refers to written request, administratively Notice may meet this requirement.
Owner: The person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.
Portfolio: A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Portfolio Company: An investment company or mutual fund consisting of several Portfolios that underlies Subaccounts of the Variable Account.
Service Center: Our office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.
Specified Amount: Initially, the amount of life insurance for which we issued the Contract. The Specified Amount of your Contract may change, as described in your Contract.
Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Portfolio Company (the Fund).
Surrender Value: The cash value of the Contract less any applicable surrender charges and outstanding loan balances.
Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.
Thrivent Financial representative: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.
Thrivent Investment Management Inc.: An indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.
Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.
Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our General Account.
we, us, our: Thrivent Financial.
you, your: The Owner of the Contract.

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Obtaining Additional Information
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To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY
Depositor
Registrant
SERVICES
Service Agreements and Other Service Providers
PREMIUMS
Administrative Procedures
Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
Identification
Offering and Commissions
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:
Notice:
Thrivent Financial
Service Center
4321 North Ballard Road
Appleton, WI 54919-0001
Online:
www.thrivent.com
E-Mail Address:
mail@thrivent.com
Toll-Free Telephone Number:
(800) 847-4836
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Obtaining Additional Information
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We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Cash Values.
You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.
Thrivent Variable Life Account I
1933 Act Registration No. 333-31011
1940 Act Registration No. 811-08289
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THRIVENT VARIABLE LIFE ACCOUNT I
Statement of Additional Information
Dated April 30, 2018
Flexible Premium Variable Universal Life Insurance Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable universal life insurance contract (contract) previously offered by Thrivent Financial for Lutherans (Thrivent Financial). This SAI is not a prospectus and should be read together with the prospectus for the contract dated April 30, 2018. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.
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GENERAL INFORMATION AND HISTORY
Depositor
Thrivent Financial, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.
Registrant
Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997 and the first investment was made on March 31, 1998. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PREMIUMS
Administrative Procedures
If mandated under applicable law, we may be required to reject an initial premium.
Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1)	to accept certain premiums;
(2)	to refund premiums;
(3)	to refund the earnings on premiums;
(4)	to refund any necessary cash value; and
(5)	to increase death benefit.
Automatic Premium Loans
The Contract does not provide for automatic premium loans.
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ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
We offer supplemental benefits and riders that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding supplemental benefits and riders.
Surrender and Withdrawal
The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Withdrawals and Loans in the Contract).
Material Contracts Relating to the Registrant
There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.
PRINCIPAL UNDERWRITER
Identification
Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
Offering and Commissions
The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.
The prospectus provides a detailed discussion regarding the determination of commissions and other compensation paid to financial representatives.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2015	2016	2017
$70,329	$96,661	$190,135
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 3% on each premium.
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Special Purchase Plans
We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.
Underwriting Procedures
We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.
Increases in Face Amount
Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount (referred to as Specified Amount in the Contract) at any time before the Insured’s 80th birthday. Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of surrender charges will also apply to each increase in the face amount. The surrender charge applies to decreases in face amount during the first 10 years following an increase in face amount. The surrender charge remains level during the first three years following an increase in face amount, and then decreases each Contract Year to zero after the 10th year following an increase in face amount. Surrender charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the surrender charge first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.
LAPSE AND REINSTATEMENT
The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.
LOANS
The prospectus provides a detailed discussion regarding loans.
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STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S& P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The statutory financial statements of Thrivent Financial for Lutherans as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017 and the financial statements of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2017 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2016 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting.
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Independent Auditor’s Report
To the Board of Directors of Thrivent Financial for Lutherans:
We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations, surplus and cash flow for each of the three years then ended.
Management's Responsibility for the Statutory Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the years then ended.

Independent Auditor’s Report, continued
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2018

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2017 and 2016
(in millions)
	2017	2016
Admitted Assets
Bonds	$43,291	$41,908
Stocks	2,141	1,713
Mortgage loans	8,202	7,776
Real estate	59	55
Cash, cash equivalents and short-term investments	1,573	1,731
Contract loans	1,161	1,164
Receivables for securities	49	70
Limited partnerships	3,197	2,920
Other invested assets	204	179
Total cash and invested assets	59,877	57,516
Accrued investment income	432	430
Due premiums and considerations	121	125
Other assets	47	45
Assets held in separate accounts	30,492	26,718
Total Admitted Assets	$90,969	$84,834
Liabilities
Aggregate reserves for life, annuity and health contracts	$45,380	$44,026
Deposit liabilities	3,421	3,272
Contract claims	338	296
Dividends due in following calendar year	320	317
Interest maintenance reserve	491	416
Asset valuation reserve	1,217	1,099
Transfers due from separate account	(582)	(567)
Payable for securities	556	384
Securities lending obligation	365	523
Other liabilities	746	671
Liabilities related to separate accounts	30,448	26,671
Total Liabilities	82,700	77,108
Surplus
Unassigned funds	8,268	7,725
Other surplus	1	1
Total Surplus	8,269	7,726
Total Liabilities and Surplus	$90,969	$84,834
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2017, 2016 and 2015
(in millions)
	2017	2016	2015
Revenues
Premiums	$5,021	$5,451	$5,500
Considerations for supplementary contracts with life contingencies	113	78	66
Net investment income	2,709	2,768	2,805
Separate account fees	649	580	566
Amortization of interest maintenance reserve	130	118	128
Other revenues	46	48	56
Total Revenues	8,668	9,043	9,121
Benefits and Expenses
Death benefits	1,029	1,005	969
Surrender benefits	2,317	1,928	1,833
Change in reserves	1,441	1,712	1,339
Other benefits	1,504	1,414	1,327
Total benefits	6,291	6,059	5,468
Commissions	270	286	295
General insurance expenses	682	637	587
Fraternal benefits and expenses	180	173	186
Transfers to (from) separate accounts, net	483	902	1,457
Total expenses and net transfers	1,615	1,998	2,525
Total Benefits and Expenses	7,906	8,057	7,993
Gain from Operations before Dividends and Capital Gains and Losses	762	986	1,128
Dividends	319	315	316
Gain from Operations before Capital Gains and Losses	443	671	812
Realized capital gains (losses), net	74	(115)	(42)
Net Income	$ 517	$ 556	$ 770
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2017, 2016 and 2015
(in millions)
	2017	2016	2015
Surplus, Beginning of Year	$7,726	$7,127	$6,493
Net income	517	556	770
Change in unrealized investment gains and losses	85	68	(164)
Change in non-admitted assets	(11)	(6)	—
Change in asset valuation reserve	(118)	(99)	(28)
Change in surplus of separate account	(3)	(6)	(20)
Reserve Adjustment	84	—	—
Pension liability adjustment	(11)	86	76
Surplus, End of Year	$8,269	$7,726	$7,127
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2017, 2016 and 2015
(in millions)
	2017	2016	2015
Cash from Operations
Premiums	$ 5,133	$ 5,523	$ 5,569
Net investment income	2,316	2,289	2,303
Other revenues	695	625	616
	8,144	8,437	8,488
Benefit- and loss-related payments	(4,696)	(4,214)	(4,006)
Transfers to separate account, net	(498)	(923)	(1,446)
Commissions and expenses	(1,118)	(1,065)	(1,094)
Dividends	(317)	(311)	(239)
Net Cash from Operations	1,515	1,924	1,703
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	7,919	6,870	6,405
Stocks	1,027	923	753
Mortgage loans	823	809	921
Other	834	884	864
	10,603	9,486	8,943
Cost of investments acquired or originated:
Bonds	(8,939)	(8,841)	(7,950)
Stocks	(1,189)	(1,008)	(892)
Mortgage loans	(1,253)	(1,034)	(1,101)
Other	(764)	(745)	(486)
	(12,145)	(11,628)	(10,429)
Transactions under mortgage dollar roll program, net	(204)	598	83
Change in net amounts due to/from broker	193	(651)	27
Change in collateral held for securities lending	(158)	138	(26)
Change in contract loans	3	6	20
Net Cash from Investments	(1,708)	(2,051)	(1,382)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	37	57	(19)
Other	(2)	(7)	3
Net Cash from Financing and Miscellaneous Sources	35	50	(16)
Net Change in Cash, Cash Equivalents and Short-Term Investments	(158)	(77)	305
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	1,731	1,808	1,503
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 1,573	$ 1,731	$ 1,808
Supplemental information:
Mortgage Loan Refinancing	$ 145	$ 143	$ 158
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2017, 2016 and 2015
1. Nature of Operations and Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance, retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members primarily through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates involve those relating to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds:  Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.
Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent Financial sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $420 million and $216 million in the mortgage dollar roll program as of December 31, 2017 and 2016, respectively.
Stocks:  Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried on their statutory equity basis.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
Investments, continued
Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real estate:  Home office real estate is valued at original cost plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, cash equivalents and short-term investments:  Included in cash and cash equivalents are demand deposits and highly liquid investments purchased with an original maturity of three months or less, which are carried at amortized cost, and investments in money market mutual funds which are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are investments in commercial paper and agency notes, which are carried at amortized cost.
Contract loans:  Contract loans are generally carried at their aggregate unpaid balances. Policy loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other invested assets:  Other invested assets consist of derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent Financial requires a minimum level of collateral to be held for loaned securities.
Offsetting assets and liabilities:  Thrivent Financial presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized investment gains and losses:  Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets and are accounted for as a direct increase or decrease of surplus.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
Investments, continued
Realized capital gains and losses:  Realized capital gains and losses on sales of investments are determined using specific identification for bonds and average cost method for stocks.
Thrivent Financial periodically reviews its security portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities that are in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to their maturity are transferred to the interest maintenance reserve.
Interest maintenance reserve:  Thrivent Financial is required to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits, which include mortality and expense charges, rider fees, and advisor fees, are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the section Aggregate Reserves for Life, Annuity and Health Contracts.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on Contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guideline 43, including assumptions for guaranteed minimum death benefits and living benefits.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent Financial waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
During 2017, Thrivent Financial recorded an adjustment to its reserve for life contracts totaling $84 million. The adjustment corrected an overstatement of the reserve connected with waivers on Term Life products. The adjustment was recorded directly to surplus and the impact on 2016 and 2015 gain from operations was not significant.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent Financial to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Asset Valuation Reserve
Thrivent Financial is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its lodge system where members participate in locally sponsored fraternal activities.
Dividends to Members
Thrivent Financial’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts, except for universal life contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.
Income Taxes
Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent Financial is generally exempt from taxation; therefore, no provision for income taxes has been recorded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Significant Accounting Policies, continued
New Accounting Guidance
In 2017, Thrivent Financial adopted changes to Statement of Statutory Accounting Principle (SSAP) No. 26 (Bonds, Excluding Loan-backed and Structured Securities) which requires income from bonds with callable features to be split between net investment income and realized gains and losses. The guidance requires additional footnotes disclosures regarding the callable features, number of securities and amounts included in net investment income. The new guidance is applied prospectively. The additional disclosures were added to footnote 2.
Subsequent Events
Thrivent Financial evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 19, 2018, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent Financial’s investment in bonds are summarized below (in millions).
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2017
U.S. government and agency securities	$ 2,458	$ 72	$ 7	$ 2,523
U.S. state and political subdivision securities	105	42	—	147
Securities issued by foreign governments	107	5	—	112
Corporate debt securities	30,976	2,361	167	33,170
Residential mortgage-backed securities	7,434	79	54	7,459
Commercial mortgage-backed securities	1,786	16	17	1,785
Collateralized debt obligations	3	11	—	14
Other debt obligations	422	3	3	422
Total bonds	$43,291	$2,589	$248	$45,632

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Bonds, continued
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2016
U.S. government and agency securities	$ 2,481	$ 73	$ 7	$ 2,547
U.S. state and political subdivision securities	134	33	—	167
Securities issued by foreign governments	107	7	1	113
Corporate debt securities	29,659	2,047	316	31,390
Residential mortgage-backed securities	7,264	91	56	7,299
Commercial mortgage-backed securities	1,845	16	27	1,834
Collateralized debt obligations	3	8	—	11
Other debt obligations	415	6	3	418
Total bonds	$41,908	$2,281	$410	$43,779
The admitted value of corporate debt securities issued in foreign currencies was $434 million and
$150 million as of December 31, 2017 and 2016, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Admitted Value	Fair Value
December 31, 2017
Due in one year or less	$ 2,757	$ 2,801
Due after one year through five years	9,464	9,816
Due after five years through ten years	13,294	13,626
Due after ten years	19,410	21,024
Total	$44,925	$47,267
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions):
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2017
U.S. government and agency securities	20	$ 873	$ 5	3	$ 55	$ 2
Securities issued by foreign governments	2	24	—	—	—	—
Corporate debt securities	346	3,213	96	201	1,809	71
Residential mortgage-backed securities	80	2,571	15	79	1,767	39
Commercial mortgage-backed securities	52	489	4	46	408	13
Collateralized debt obligations	—	—	—	2	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Bonds, continued
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Other debt obligations	72	285	2	25	87	1
Total bonds	572	$ 7,455	$122	356	$4,126	$126
December 31, 2016
U.S. government and agency securities	9	$ 345	$ 7	—	$ —	$—
Securities issued by foreign governments	2	24	1	—	—	—
Corporate debt securities	756	6,806	241	123	794	75
Residential mortgage-backed securities	111	4,146	44	34	144	12
Commercial mortgage-backed securities	102	977	27	—	—	—
Collateralized debt obligations	—	—	—	2	—	—
Other debt obligations	44	180	2	11	17	1
Total bonds	1,024	$12,478	$322	170	$ 955	$ 88
Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.
As of December 31, 2017, Thrivent Financial held the following structured notes (in millions) as defined by the NAIC Securities Valuation Office. The structured notes below are included in U.S. government and agency securities. No investments held as of December 31, 2017 are considered mortgage-referenced securities.
CUSIP	Actual Cost	Fair Value	Book/Adjusted Carrying Value
912810QF8	$ 5	$ 7	$ 6
912828B25	25	27	27
912828HN3	15	18	18
912828JE1	62	75	74
912828NM8	27	30	29
912828QV5	81	84	84
912828UH1	27	28	28
	$242	$269	$266
Stocks
The cost and fair value of Thrivent Financial’s investment in stocks as of December 31 are summarized as follows (in millions):
	2017	2016
Unaffiliated preferred stocks:
Cost/statement value	$ 157	125

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Stocks, continued
	2017	2016
Gross unrealized gains	130	12
Gross unrealized losses	(1)	(1)
Fair value	$ 286	136
Unaffiliated common stocks:
Cost	$1,046	1,008
Gross unrealized gains	329	225
Gross unrealized losses	(13)	(22)
Fair value/statement value	$1,362	1,211
Affiliated common stocks and mutual funds:
Cost	$ 532	325
Gross unrealized gains	90	52
Gross unrealized losses	—	—
Fair value/statement value	$ 622	377
Total statement value	$2,141	1,713
The following table shows the fair value and gross unrealized losses by length of time that individual stocks have been in a continuous unrealized loss position (dollars in millions):
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2017
Stocks	141	$166	$12	3	$2	$2
December 31, 2016
Stocks	165	$204	$22	4	$2	$1
Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.
Mortgage Loans
Thrivent Financial invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans as of December 31, 2017 and 2016 was $8.2 billion and $7.8 billion, respectively. There was no allowance for credit losses as of December 31, 2017, 2016 or 2015.
Thrivent Financial requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.
The carrying values of mortgage loans by credit quality as of December 31 were as follows (dollars in millions):

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Mortgage Loans, continued
	2017	2016
In good standing	$8,172	$7,731
In good standing, with restructured terms	26	40
Delinquent	2	—
In process of foreclosure	2	5
Total mortgage loans	$8,202	$7,776

	2017	2016
Loans with interest rates reduced during the year:
Weighted average interest rate reduction	1.2%	1.5%
Total principal	$ 59	$151
Number of loans	79	179
Interest rates for loans issued during the year:
Maximum	6.0%	5.5%
Minimum	2.7%	2.8%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	75%	75%
The age analysis of mortgage loans as of December 31 was as follows (in millions):
	2017	2016
Current	$8,193	$7,766
30 – 59 days past due	2	4
60 – 89 days past due	5	1
90 – 179 days past due	2	—
180+ days past due	—	5
Total mortgage loans	$8,202	$7,776
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ 5
Interest accrued	—	1
90 -179 Days Past Due and Accruing Interest:
Investment	2	—
Interest Accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Mortgage Loans, continued
The distribution of Thrivent Financial’s mortgage loans among various geographic regions of the United States as of December 31 was as follows:
	2017	2016
Geographic Region
Pacific	25%	25%
South Atlantic	19	19
East North Central	9	10
West North Central	14	14
Mountain	13	13
Mid-Atlantic	8	8
West South Central	7	7
Other	5	4
Total	100%	100%
The distribution of Thrivent Financial’s mortgage loans among various property types as of December 31 was as follows:
	2017	2016
Property Type
Industrial	26%	28%
Retail	26	24
Office	18	19
Church	11	11
Apartments	11	10
Other	8	8
Total	100%	100%
Impaired loans
A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At both December 31, 2017 and 2016, Thrivent Financial held impaired loans with a carrying value of $4 million and an unpaid principal balance of $4 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring during the year was $0.0 million, $7.0 million and $0.5 million for the years ended December 31, 2017, 2016 and

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Mortgage Loans, continued
Impaired loans, continued
2015, respectively. The average recorded investment in impaired mortgage loans held on December 31, 2017 and 2016 was $2 million and $4 million, respectively. Interest income recognized on impaired mortgage loans totaled $0.1 million during all three years ended December 31, 2017, 2016 and 2015.
In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2017, Thrivent Financial modified no loans under these circumstances. As of December 31, 2017, Thrivent Financial held 2 mortgage loans totaling $2 million where loan modifications had occurred. During 2017, there were no modified mortgage loans with a payment default.
During 2016, Thrivent Financial modified 2 loans totaling $2 million under these circumstances. As of December 31, 2016, Thrivent Financial held 2 mortgage loans totaling $2 million where loan modifications had occurred. During 2016, there were no modified mortgage loans with a payment default.
During 2017, there was one mortgage loan in the amount of $5 million derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2017	2016
Home office properties	$ 181	$ 183
Held-for-sale	14	2
Total before accumulated depreciation	195	185
Accumulated depreciation	(136)	(130)
Total real estate	$ 59	$ 55

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Derivative Financial Instruments
Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2017
Assets:
Call spread options	$ 38	$339	$ 20
Futures	—	344	(41)
Foreign currency swaps	9	202	3
Covered written call options	—	—	4
Total assets	$ 47	$885	$ (14)
Liabilities:
Call spread options	$ 26	$381	$ (17)
Foreign currency swaps	27	227	2
Total liabilities	$ 53	$608	$ (15)
As of and for the year ended December 31, 2016
Assets:
Call spread options	$ 14	$171	$ (1)
Futures	—	—	(153)
Foreign currency swaps	22	146	4
Total assets	$ 36	$317	$(150)
Liabilities:
Call spread options	$ 10	$178	$ 1
Covered written call options	1	150	2
Foreign currency swaps	2	30	—
Total liabilities	$ 13	$358	$ 3
All gains and losses are reflected in realized capital gains and losses in the statutory-basis financial statements. Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Derivative Financial Instruments, continued
Call Spread Options
Thrivent Financial uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with its fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2017, 2016 and 2015, $8 million, $10 million and $12 million, respectively, was received in call premium.
Futures
Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of its variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. Contracts are settled on a daily basis and recognized in realized gains and losses. The futures contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in unrealized gains and losses.
Foreign Currency Swaps
Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program are presented below as of December 31 (in millions):
	2017	2016
Loaned securities:
Carrying value	$346	$499
Fair value	357	512
Cash collateral reinvested at book and fair value:
Open	$ 45	$ 95
30 days or less	239	317
31 – 60 days	49	53
61 – 90 days	13	4
91 – 120 days	—	—
121 – 180 days	—	5
181 – 365 days	5	10
1 – 2 years	14	—
2 – 3 years	—	—
Greater than 3 years	—	29
Total	$365	$513
Cash collateral liabilities	$365	$523
The maturity dates of the cash collateral liabilities general match the maturity dates of the invested assets.
Pledged and Restricted Assets
Thrivent Financial owns assets which are pledged to others as collateral or are otherwise restricted totaling $430 million and $563 million at December 31, 2017 and 2016, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions and securities lending agreements, are less than 1% of total admitted assets. Deposits with state insurance departments were $1 million for both years ended December 31, 2017 and 2016.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Collateral Received
Elements of the securities lending program are presented below as of December 31 (in millions):
	2017	2016
Bonds:
Carrying value	$ 19	$ 52
Fair value	19	52
Short-term Investments:
Carrying value	$ 18	$105
Fair value	18	105
Cash Equivalents
Carrying value	$328	$356
Fair value	328	356
All collateral received is less than one-percent of total admitted assets.
Net Investment Income
Net investment income by type of investment for the years ended December 31 is summarized as follows (in millions):
	2017	2016	2015
Bonds	$1,745	$1,671	$1,702
Preferred stock	7	7	6
Unaffiliated common stocks	21	21	17
Affiliated common stocks	11	3	34
Mortgage loans	391	399	411
Real estate	24	24	23
Contract loans	80	84	85
Cash, cash equivalents and short-term investments	20	13	5
Limited partnerships	450	585	557
Other invested assets	13	11	11
	2,762	2,818	2,851
Investment expenses	(47)	(43)	(39)
Depreciation on real estate	(6)	(7)	(7)
Net investment income	$2,709	$2,768	$2,805
For the year ended December 31, 2017 net investment income on bonds includes $41 million on 82 securities sold or redeemed resulting from a traditional callable feature.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 were as follows (in millions):
	2017	2016	2015
Net gains (losses) on sales:
Bonds:
Gross gains	226	$ 200	$ 186
Gross losses	(40)	(91)	(76)
Stocks:
Gross gains	143	116	87
Gross losses	(31)	(48)	(37)
Futures	(41)	(153)	(57)
Other	31	—	(1)
Net (losses) gains on sales	288	24	102
Provisions for losses:
Bonds	(10)	(21)	(19)
Stocks	—	—	—
Other	—	(7)	(2)
Total provisions for losses	(10)	(28)	(21)
Realized capital (losses) gains	278	(4)	81
Transfers to interest maintenance reserve	(204)	(111)	(123)
Realized capital losses, net	$ 74	$(115)	$ (42)
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $7.0 billion, $5.5 billion and $5.5 billion for the years ended December 31, 2017, 2016 and 2015, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses, continued
Thrivent Financial recognized other-than-temporary impairments during the year ended
December 31, 2017 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions):
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
05948KVV8	$ 7	$—	$ 7	$ 7
05949AL99	1	—	1	1
05949AZT0	8	—	8	8
07389QAA6	6	—	6	6
863576AC8	3	—	3	3
949837AA6	2	—	2	2
75970OAJ9	3	1	2	2
02660YAX0	3	1	2	2
78477AAA5	3	2	1	1
52522QAN2	1	—	1	1
Total	$37	$ 4	$33	$33

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent Financial, primarily annuities, do not subject Thrivent Financial to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by their withdrawal characteristics (dollars in millions):
	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total
December 31, 2017
Subject to discretionary withdrawal:
With market value adjustment	$ —	$338	$ —	$ 338	1%
At book value less a surrender charge of 5% or more	4,963	—	—	4,963	10
At fair value	—	—	28,422	28,422	59
At book value without adjustment	12,911	—	—	12,911	27
Not subject to discretionary withdrawal	1,340	—	59	1,399	3
Total	$19,214	$338	$28,481	$48,033	100%
December 31, 2016
Subject to discretionary withdrawal:
With market value adjustment	$ —	$361	$ —	$ 361	1%
At book value less a surrender charge of 5% or more	4,943	—	—	4,943	11
At fair value	—	—	24,816	24,816	56
At book value without adjustment	12,518	—	—	12,518	29
Not subject to discretionary withdrawal	1,293	—	56	1,349	3
Total	$18,754	$361	$24,872	$43,987	100%
The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2017	2016
Aggregate reserves for life, annuity and health contracts	$15,793	$15,482
Deposit liabilities	3,421	3,272
Liabilities related to separate accounts	28,819	25,233
Total	$48,033	$43,987
Thrivent Financial holds premium deficiency reserves (PDR) on its closed block of long-term care insurance policies. The PDR was $567 million and $281 million as of December 31, 2017 and 2016, respectively. During 2017, Thrivent Financial updated the mortality, persistency, expense and net earned rate assumptions used in the determination of the PDR. These updated assumptions were the primary driver of the $286 million increase in PDR for the year ended December 31, 2017.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
Thrivent Financial has insurance in force as of December 31, 2017 and 2016, totaling $16 billion and
$14 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin. Reserves associated with these policies as of December 31, 2017 and 2016, totaled $71 million and $63 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2017
Ordinary new business	$ 7	$ 4
Ordinary renewal	49	104
Total	$56	$108
December 31, 2016
Ordinary new business	$ 5	$ 2
Ordinary renewal	62	121
Total	$67	$123
4. Separate Accounts
Thrivent Financial administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent Financial are non-guaranteed, while Thrivent Financial’s multi-year guarantee separate account is a non-indexed guarantee account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contractholders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2017	2016	2015	2014	2013
Risk charge paid	$107	$99	$99	$86	$58
Payments for guaranteed benefits	4	5	4	3	3
The distribution of investments in the separate account assets as of December 31 was as follows:
	2017	2016
Equity funds	59%	56%
Bond funds	20	23
Balanced funds	19	18
Other	2	3
Total separate account assets	100%	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2017
Reserves:
For accounts with assets at fair value	$338	$29,527	$29,865
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$338	$ —	$ 338
At fair value	—	29,468	29,468
Not subject to discretionary withdrawal	—	59	59
Total	$338	$29,527	$29,865
December 31, 2016
Reserves:
For accounts with assets at fair value	$361	$25,743	$26,104
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$361	$ —	$ 361
At fair value	—	25,687	25,687
Not subject to discretionary withdrawal	—	56	56
Total	$361	$25,743	$26,104

	2017	2016	2015
Premiums, considerations and deposits:
Non-indexed guarantee	$ 1	$ 5	$ 2
Non-guaranteed	1,806	1,926	2,505
Total	$1,807	$1,931	$2,507

	2017	2016	2015
Transfers to separate accounts	$ 1,806	$ 1,930	$ 2,504
Transfers from separate accounts	(1,321)	(1,027)	(1,044)
Other items	(2)	(1)	(3)
Transfers to separate accounts, net	$ 483	$ 902	$ 1,457

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and health claims, is summarized below (in millions):
	2017	2016
Net balance at January 1	$1,022	$1,006
Incurred related to:
Current year	451	401
Prior years	(35)	(52)
Total incurred	416	349
Paid related to:
Current year	84	68
Prior years	265	265
Total paid	349	333
Net balance at December 31	$1,089	$1,022
Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience.
6. Reinsurance
Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent Financial retains a maximum of $3 million of single or joint life coverage for any single mortality risk. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2017	2016	2015
Direct premiums	$5,146	$5,570	$5,612
Reinsurance ceded	(125)	(119)	(112)
Net premiums	5,021	$5,451	$5,500
Reinsurance claims recovered	$ 65	$ 50	$ 38

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued
Aggregate reserves and contract claims liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as follows (in millions):
	2017	2016
Life insurance	$758	$689
Accident and health	—	1
Total	$758	$690
Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.
Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 52% of the reinsurance recoverable as of December 31, 2017.
Thrivent Financial has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
7. Surplus
Thrivent Financial is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. Thrivent Financial exceeds the RBC requirements as of December 31, 2017 and 2016.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued
Unassigned funds were represented or reduced by the following categories and amounts as of December 31 (in millions):
	2017	2016
Unrealized gains and losses	$ 554	$ 425
Non-admitted assets	(115)	(104)
Separate account business	45	48
Asset valuation reserve	(1,217)	(1,099)
8. Fair Value of Financial Instruments
The financial instruments of Thrivent Financial have been classified, for disclosure purposes, into one of three categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, unaffiliated common stocks and short-term investments. Bonds and unaffiliated common stocks primarily are valued using quoted prices in active markets. Short-term investments consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include bonds, which are priced based on quoted market prices, and primarily include U.S. Treasury bonds, cash and certain cash equivalents.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include, certain unaffiliated common stocks, short-term investments and assets held in separate accounts. Unaffiliated common stocks are valued based on market quotes where the stocks are not considered actively traded. Short-term investments are valued using significant observable inputs. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value include bonds, unaffiliated preferred stocks, cash equivalents and short-term investments, other invested assets and liabilities related to separate accounts.
Bonds that are priced using a third party pricing vendor primarily include certain corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent Financial is unable to obtain a price from a third party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data. Fair values of unaffiliated preferred stocks are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value Descriptions, continued
Level 2 Financial Instruments, continued
Cash equivalents and short-term investments includes investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values. Other invested assets include investments in surplus notes in which the fair values are based on quoted market prices. The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include bonds, mortgage loans, contract loans, limited partnerships, real estate, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds primarily include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent Financial may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Limited partnerships include private equity investments. The fair values of these investments are estimated based on assumptions in the absence of observable market data. In determining fair value the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for contract loans approximate their fair values. The fair value of real estate held-for-sale is based on current market price assessments on the properties. Other invested assets primarily include real estate joint ventures. The fair values of real estate joint venture investments are derived using GAAP audited financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value Descriptions, continued
Level 3 Financial Instruments, continued
The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. The fair values for other liabilities, which consist of certain derivatives, are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent Financial’s financial instruments measured and reported at fair value were as follows (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2017
Assets
Bonds	$ 269	$ —	$—	$ 269
Unaffiliated common stocks	1,304	58	—	1,362
Cash, Cash equivalents and short-term investments	106	—	—	106
Other invested assets	—	10	38	48
Assets held in separate accounts	—	30,492	—	30,492
Total	$1,679	$30,560	$ 38	$32,277
Liabilities
Other liabilities	$ —	$ 27	$ 26	$ 53
December 31, 2016
Assets
Bonds	$ 267	$ —	$—	$ 267
Unaffiliated common stocks	1,134	77	—	1,211
Cash, cash equivalents and short-term investments	285	-	—	285
Other invested assets	-	22	14	36
Assets held in separate accounts	-	26,718	—	26,718
Total	$1,686	$26,817	$ 14	$28,517
Liabilities
Other liabilities	$ —	$ 2	$ 10	$ 12

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Financial Instruments Carried at Fair Value, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
There were no gains or losses recognized in net income during 2017, 2016 or 2015 attributable to the change in unrealized gains and losses related to Level 3 assets still held at December 31, 2017, 2016 or 2015.
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions):
	2017	2016
Assets:
Balance, January 1	$ 14	$ 5
Purchases	20	10
Sales	(10)	(6)
Unrealized gains and losses	14	5
Balance, December 31	$ 38	$14
Liabilities:
Balance, January 1	$ 10	$ 3
Purchases	12	6
Sales	(7)	(3)
Unrealized gains and losses	11	4
Balance, December 31	$ 26	$10
Transfers
During 2017, Thrivent Financial had transfers of $102 million into Level 2 from Level 3 and transfers of $54 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2016, Thrivent Financial had transfers of $261 million into Level 2 from Level 3 and transfers of $97 million into Level 3 from Level 2 for bonds which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2017
Financial assets:
Bonds	$43,291	2,311	34,584	8,737	45,632
Unaffiliated preferred stocks	157	—	79	207	286
Unaffiliated common stocks	1,362	1,304	58	—	1,362
Mortgage loans	8,202	—	—	8,611	8,611
Contract loans	1,161	—	—	1,161	1,161
Cash, cash equivalents and short-term investments	1,573	106	1,469	2	1,577
Limited partnerships	3,197	—	—	3,197	3,197
Real estate — held-for-sale	14	—	—	69	69
Assets held in separate accounts	30,492	—	30,492	—	30,492
Other invested assets	204	—	114	116	230
Financial liabilities:
Deferred annuities	13,616	—	—	13,405	13,405
Other deposit contracts	1,065	—	—	1,065	1,065
Other liabilities	53	—	31	26	57
Liabilities related to separate accounts	30,448	—	30,448	—	30,448
December 31, 2016
Financial assets:
Bonds	$41,908	2,409	33,952	7,418	43,779
Unaffiliated preferred stocks	125	—	106	29	135
Unaffiliated common stocks	1,211	1,134	77	—	1,211
Mortgage loans	7,776	—	—	8,179	8,179
Contract loans	1,164	—	—	1,164	1,164
Cash, cash equivalents and short-term investments	1,731	301	1,430	—	1,731
Limited partnerships	2,920	—	—	2,920	2,920
Real estate — held-for-sale	2	—	—	2	2
Assets held in separate accounts	26,718	—	26,718	—	26,718
Other invested assets	179	—	24	179	203
Financial liabilities:
Deferred annuities	13,232	—	—	13,071	13,071
Other deposit contracts	1,123	—	—	1,123	1,123
Other liabilities	13	—	2	10	12
Liabilities related to separate accounts	26,671	—	26,671	—	26,671

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.
The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2017	2016	2015	2017	2016	2015
Service cost	$ 23	$ 23	$ 23	$ 2	$ 2	$ 2
Interest cost	46	50	48	5	4	5
Expected return on plan assets	(69)	(68)	(69)	—	—	—
Other	18	26	32	6	6	7
Net periodic cost	$ 18	$ 31	$ 34	$ 13	$ 12	$ 14
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2017	2016	2017	2016
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,083	$1,111	$111	$109
Service cost	23	23	2	2
Interest cost	46	50	5	4
Actuarial (gain) loss	82	(57)	10	1
Transfers from Defined Contribution Plan	—	—	—	—
Benefits paid	(47)	(44)	(8)	(5)
Benefit obligation, end of year	$1,187	$1,083	$120	$111
Change in plan assets:
Fair value of plan assets, beginning of year	$ 935	$ 892	$—	$—
Actual return on plan assets	127	67	—	—
Employer contribution	20	20	8	5
Transfers from Defined Contribution Plan	—	—	—	—
Benefits paid	(47)	(44)	(8)	(5)
Fair value of plan assets, end of year	$1,035	$ 935	$—	$—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefits, continued
The plans’ amounts recognized in the statutory-basis financial statements, funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2017	2016	2017	2016
Funded status:
Accrued benefit costs	$ —	$ —	$(127)	$(122)
Liability for pension benefits	(152)	(148)	7	11
Total unfunded liabilities	(152)	(148)	(120)	(111)
Items not yet recognized:
Net losses (gains)	306	301	(11)	(23)
Net prior service cost	—	(1)	4	12
Accumulated amounts recognized in periodic pension expenses	154	$ 152	(127)	$(122)
Accumulated benefit obligation	$1,137	$1,034	$ 120	$ 111
The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2017 and 2016, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the amounts yet to be recognized in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized (Gains) Losses	Total	Net Prior Service Cost	Net Recognized (Gains) Losses	Total
Items not yet recognized, January 1, 2016	$ (2)	$384	$382	$ 19	$ (25)	$ (6)
Net prior service cost recognized	1	—	1	(7)	—	(7)
Net (gain) loss arising during the period	—	(56)	(56)	—	1	1
Net gain (loss) recognized	—	(27)	(27)	—	1	1
Items not yet recognized, December 31, 2016	$ (1)	$301	$300	$ 12	$ (23)	$(11)
Net prior service cost recognized	1	—	1	(8)	—	(8)
Net (gain) loss arising during the period	—	24	24	—	10	10
Net gain (loss) recognized	—	(19)	(19)	—	2	2
Items not yet recognized, December 31, 2017	$—	$306	$306	$ 4	$ (11)	$ (7)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefits, continued
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2017	2016	2017	2016
Net prior service cost	$—	$ (1)	$ 4	$ 7
Net recognized (gains)/losses	19	19	—	(1)
Pension and Other Postretirement Benefit Factors
Thrivent Financial periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation.
	Retirement Plan		Other Plans
	2017	2016	2017	2016
Weighted average assumptions:
Discount rate	4.30%	4.30%	3.70%	4.30%
Expected return on plan assets	7.50	7.75	N/A	N/A
Rate of compensation increase	3.40	3.40	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.80% and 7.70% in 2017 for pre-65 participants and post-65 participants, respectively, trending down to 4.50% in 2027. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase or decrease in the rate would change the 2017 total service and interest cost by $1 million. A one-percentage point increase in the rate would change the postretirement health care benefit obligation by $13 million. A one-percentage point decrease in the rate would change the postretirement health care benefit obligation by $11 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.
Estimated pension benefit payments for the next ten years are as follows: 2018 – $52 million; 2019 – $55 million; 2020 – $58 million; 2021 – $60 million; 2022– $63 million; and 2023 to 2027 – $350 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2018 – $7 million; 2019 – $7 million; 2020 – $8 million; 2021 – $8 million; 2022– $9 million; and 2023 to 2027 – $44 million.
The minimum pension contribution required for 2016 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2018.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefits, continued
Pension Assets
The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2017	2016
Equity securities	60%	66%	61%
Fixed income and other securities	40	34	39
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2017
Fixed maturity securities:
U.S. government and agency securities	$ 62	$ 3	$—	$ 65
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	199	1	200
Residential mortgage-backed securities	—	108	—	108
Commercial mortgage-backed securities	—	7	—	7
Other debt obligations	—	7	—	7
Common stocks	443	8	—	451
Preferred stock	—	—	—	—
Affiliated mutual funds — equity funds	—	106	—	106
Short-term investments	—	120	—	120
Limited partnerships	—	—	61	61
Derivatives	—	—	1	1
Total	$505	$559	$ 63	$1,127

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefits, continued
Pension Assets, continued
	Level 1	Level 2	Level 3	Total
December 31, 2016
Fixed maturity securities:
U.S. government and agency securities	$103	$—	$—	$ 103
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	172	1	173
Residential mortgage-backed securities	—	104	—	104
Commercial mortgage-backed securities	—	5	—	5
Other debt obligations	—	12	—	12
Common stocks	361	8	—	369
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	—	66	—	66
Short-term investments	—	155	—	155
Limited partnerships	—	—	35	35
Derivatives	—	—	—	—
Total	$464	$524	$ 36	$1,024
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $92 million and $89 million as of December 31, 2017 and 2016, respectively.
There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2017 or 2016. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):
	Corporate debt securities	Limited Partnerships	Total
Balance, January 1, 2016	$—	$ 19	$ 19
Purchases	1	20	21
Sales	—	(7)	(7)
Transfers into Level 3	—	3	3
Balance, December 31, 2016	$ 1	$ 35	$ 36
Purchases	1	27	28
Unrealized gains and losses	1	8	9
Sales	(1)	(9)	(10)
Transfers into Level 3	—	—	—
Balance, December 31, 2017	$ 2	$ 61	$ 63
Defined Contribution Plans

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Defined Contribution Plans, continued
Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2017, 2016 and 2015, Thrivent Financial contributed $35 million, $34 million and $32 million, respectively, to these plans.
As of December 31, 2017 and 2016, $86 million and $90 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2017, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $233 million and $290 million as of December 31, 2017 and 2016, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $3.5 billion and $2.2 billion as of December 31, 2017 and 2016, respectively.
Financial Guarantees
Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.
Thrivent Financial has guaranteed that it will maintain the capital and surplus of its insurance and trust affiliates above certain levels required by the primary regulator of each company.
Leases
Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued
Financial Instruments, continued
Leases, continued
these items totaled $17 million, $14 million and $12 million for each of the years ended December 31, 2017, 2016 and 2015 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2017 were $6 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2018 — $6 million; 2019 — $4 million; 2020 — $3 million; 2021 — $2 million; 2022 and thereafter — $0 million.
Leasing is not a significant part of Thrivent Financial’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent Financial’s directly-owned subsidiary, Thrivent Financial Holdings, Inc. (Holdings), is valued in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SCAs). Annually, Thrivent Financial files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2016 values was completed on May 26, 2017 and Thrivent Financial received a response from the NAIC that did not disallow the valuation method.
As of December 31, 2017 and 2016, the gross and admitted values were $319 million and $261 million, respectively. Of those amounts, $157 million and $156 million, as of December 31, 2017 and 2016, respectively, related to Holdings’ ownership of an insurance entity. The remaining $162 million and $105 million as of December 31, 2017 and 2016, respectively, reflect Holdings’ ownership interest in non-insurance entities.
Other Related Party Transactions
Thrivent Financial also has invested $304 million and $116 million in mutual funds that are part of the Thrivent Financial mutual fund family as of December 31, 2017 and 2016, respectively.
Thrivent Financial provides administrative services on behalf of its subsidiaries in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $79 million, $104 million and $92 million for the years ended December 31, 2017, 2016 and 2015, respectively. The net receivables due from affiliates for the years ended December 31, 2017 and 2016 were $12 million and $15 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent Financial has an agreement with an affiliate who distributes its variable products. Under the terms of the agreement, Thrivent Financial paid commissions, bonuses and other benefits to the affiliate totaling $81 million, $99 million and $111 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Thrivent Financial is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $170 million, $151 million and $150 million for the years ended December 31, 2017, 2016 and 2015, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent Financial have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation, continued
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2017 and 2016 and for the three years ended December 31, 2017, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and
Contract Owners of Thrivent Variable Life Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Life Account I, as indicated in Note 1, offered through Flexible Premium Variable Universal Life Insurance Contract, Flexible Premium Variable Life Insurance Contract and Flexible Premium Variable Adjustable Life Insurance Contract sponsored by Thrivent Financial for Lutherans, as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in Thrivent Variable Life Account I as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the management of Thrivent Financial for Lutherans. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in Thrivent Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the subaccounts in Thrivent Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the affiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCooper LLP
Minneapolis, Minnesota
April 27, 2018
We have served as the auditor of one or more investment companies in THRIVENTVC since 2014.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2017
Subaccount	Investments at fair value	Net Assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$137,735,908	$137,735,908	$104,058,013	7,868,106
Balanced Income Plus	$ 11,798,812	$ 11,798,812	$ 11,220,692	767,727
Diversified Income Plus	$ 7,160,662	$ 7,160,662	$ 6,383,262	870,270
Government Bond	$ 6,948,018	$ 6,948,018	$ 6,845,921	634,679
Growth and Income Plus	$ 768,935	$ 768,935	$ 694,723	67,412
High Yield	$ 5,325,791	$ 5,325,791	$ 5,301,516	1,097,129
Income	$ 4,382,321	$ 4,382,321	$ 4,290,693	424,298
Large Cap Growth	$ 23,762,059	$ 23,762,059	$ 14,621,292	669,183
Large Cap Index	$ 70,350,598	$ 70,350,598	$ 45,638,462	1,903,610
Large Cap Stock	$ 25,819,688	$ 25,819,688	$ 17,899,759	1,796,227
Large Cap Value	$ 11,990,180	$ 11,990,180	$ 8,186,636	632,063
Limited Maturity Bond	$ 4,640,419	$ 4,640,419	$ 4,618,736	470,321
Low Volatility Equity	$ 61,101	$ 61,101	$ 61,013	5,609
Mid Cap Index	$ 21,026,101	$ 21,026,101	$ 16,667,986	1,107,476
Mid Cap Stock	$ 30,807,243	$ 30,807,243	$ 22,665,003	1,479,894
Moderate Allocation	$ 94,286,404	$ 94,286,404	$ 78,073,042	6,257,975
Moderately Aggressive Allocation	$242,647,476	$242,647,476	$190,380,844	14,797,022
Moderately Conservative Allocation	$ 11,925,935	$ 11,925,935	$ 10,669,182	875,838
Money Market	$ 3,755,444	$ 3,755,444	$ 3,755,444	3,755,444
Multidimensional Income	$ 27,240	$ 27,240	$ 27,444	2,702
Opportunity Income Plus	$ 1,932,898	$ 1,932,898	$ 1,916,047	189,489
Partner All Cap	$ 4,185,706	$ 4,185,706	$ 3,077,588	269,261
Partner Emerging Markets Equity	$ 2,997,395	$ 2,997,395	$ 2,521,809	207,589
Partner Growth Stock	$ 6,553,828	$ 6,553,828	$ 4,405,916	275,492
Partner Healthcare	$ 4,401,027	$ 4,401,027	$ 4,344,173	246,101
Partner Worldwide Allocation	$ 23,316,762	$ 23,316,762	$ 18,127,943	2,115,360
Real Estate Securities	$ 6,277,108	$ 6,277,108	$ 4,938,784	259,351
Small Cap Index	$ 37,699,698	$ 37,699,698	$ 29,873,043	1,963,925
Small Cap Stock	$ 21,999,152	$ 21,999,152	$ 15,891,936	1,047,194
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
Subaccount	Investment Income	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$ 902,516	$ 902,516	$1,295,924	$ 595,186	$21,113,135	$23,004,245	$23,906,761
Balanced Income Plus	$ 263,746	$ 263,746	$ 7,704	$ —	$ 971,756	$ 979,460	$ 1,243,206
Diversified Income Plus	$ 202,432	$ 202,432	$ 69,531	$ —	$ 324,062	$ 393,593	$ 596,025
Government Bond	$ 134,334	$ 134,334	$ 14,367	$ —	$ 43,482	$ 57,849	$ 192,183
Growth and Income Plus	$ 13,127	$ 13,127	$ 2,304	$ —	$ 73,751	$ 76,055	$ 89,182
High Yield	$ 275,547	$ 275,547	$ 718	$ —	$ 82,838	$ 83,556	$ 359,103
Income	$ 140,103	$ 140,103	$ 4,211	$ 9,638	$ 101,653	$ 115,502	$ 255,605
Large Cap Growth	$ 83,715	$ 83,715	$ 485,797	$ 6,237	$ 4,818,501	$ 5,310,535	$ 5,394,250
Large Cap Index	$ 818,708	$ 818,708	$ 899,911	$ 380,041	$ 9,963,189	$11,243,141	$12,061,849
Large Cap Stock	$ 304,751	$ 304,751	$ 368,019	$ 148,475	$ 3,675,674	$ 4,192,168	$ 4,496,919
Large Cap Value	$ 148,850	$ 148,850	$ 203,372	$ 300,353	$ 1,139,163	$ 1,642,888	$ 1,791,738
Limited Maturity Bond	$ 89,095	$ 89,095	$ 1,665	$ —	$ 24,662	$ 26,327	$ 115,422
Low Volatility Equity	$ 397	$ 397	$ 12	$ 256	$ 89	$ 357	$ 754
Mid Cap Index	$ 158,311	$ 158,311	$ 188,477	$ 567,747	$ 1,824,028	$ 2,580,252	$ 2,738,563
Mid Cap Stock	$ 97,939	$ 97,939	$ 468,215	$2,207,575	$ 2,160,998	$ 4,836,788	$ 4,934,727
Moderate Allocation	$1,406,690	$1,406,690	$ 702,899	$ 484,177	$ 8,040,998	$ 9,228,074	$10,634,764
Moderately Aggressive Allocation	$2,673,606	$2,673,606	$1,943,069	$1,560,465	$28,009,802	$31,513,336	$34,186,942
Moderately Conservative Allocation	$ 197,676	$ 197,676	$ 167,484	$ 102,155	$ 565,440	$ 835,079	$ 1,032,755
Money Market	$ 19,494	$ 19,494	$ —	$ —	$ —	$ —	$ 19,494
Multidimensional Income	$ 703	$ 703	$ 13	$ 8	$ (204)	$ (183)	$ 520
Opportunity Income Plus	$ 61,537	$ 61,537	$ 1,150	$ —	$ 18,316	$ 19,466	$ 81,003
Partner All Cap	$ 18,932	$ 18,932	$ 74,685	$ —	$ 612,649	$ 687,334	$ 706,266
Partner Emerging Markets Equity	$ 16,085	$ 16,085	$ 17,639	$ —	$ 513,640	$ 531,279	$ 547,364
Partner Growth Stock	$ 4,974	$ 4,974	$ 100,820	$ 61,558	$ 1,394,751	$ 1,557,129	$ 1,562,103
Partner Healthcare	$ 10,396	$ 10,396	$ (15,587)	$ —	$ 648,847	$ 633,260	$ 643,656
Partner Worldwide Allocation	$ 434,492	$ 434,492	$ 162,907	$ —	$ 3,723,562	$ 3,886,469	$ 4,320,961
Real Estate Securities	$ 97,600	$ 97,600	$ 94,560	$ 7,059	$ 149,798	$ 251,417	$ 349,017
Small Cap Index	$ 282,342	$ 282,342	$ 314,260	$1,907,901	$ 1,798,854	$ 4,021,015	$ 4,303,357
Small Cap Stock	$ 69,122	$ 69,122	$ 335,162	$1,167,851	$ 2,307,810	$ 3,810,823	$ 3,879,945
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2017
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge
Aggressive Allocation	$ 902,516	$1,891,110	$21,113,135	$23,906,761	$16,152,171	$(4,631,545)	$(5,012,923)	$(1,067,407)	$(440,638)	$(252,672)	$4,746,986	$28,653,747	$109,082,161	$137,735,908
Balanced Income Plus	$ 263,746	$ 7,704	$ 971,756	$ 1,243,206	$ 767,708	$ (310,805)	$ (463,036)	$ (77,461)	$ (37,918)	$ (2,507)	$ (124,019)	$ 1,119,187	$ 10,679,625	$ 11,798,812
Diversified Income Plus	$ 202,432	$ 69,531	$ 324,062	$ 596,025	$ 722,505	$ (422,628)	$ (279,849)	$ 181,730	$ (26,599)	$ (7,717)	$ 167,442	$ 763,467	$ 6,397,195	$ 7,160,662
Government Bond	$ 134,334	$ 14,367	$ 43,482	$ 192,183	$ 869,641	$ (235,108)	$ (256,412)	$ 356,059	$ (23,718)	$ (10,866)	$ 699,596	$ 891,779	$ 6,056,239	$ 6,948,018
Growth and Income Plus	$ 13,127	$ 2,304	$ 73,751	$ 89,182	$ 128,197	$ (15,836)	$ (37,413)	$ (447)	$ (1,843)	$ (1,571)	$ 71,087	$ 160,269	$ 608,666	$ 768,935
High Yield	$ 275,547	$ 718	$ 82,838	$ 359,103	$ 449,549	$ (154,282)	$ (200,458)	$ 181,344	$ (20,480)	$ (5,875)	$ 249,798	$ 608,901	$ 4,716,890	$ 5,325,791
Income	$ 140,103	$ 13,849	$ 101,653	$ 255,605	$ 336,999	$ (129,225)	$ (168,544)	$ 140,061	$ (18,952)	$ (3,376)	$ 156,963	$ 412,568	$ 3,969,753	$ 4,382,321
Large Cap Growth	$ 83,715	$ 492,034	$ 4,818,501	$ 5,394,250	$ 1,549,954	$ (699,545)	$ (808,201)	$ (356,393)	$ (93,051)	$ (8,843)	$ (416,079)	$ 4,978,171	$ 18,783,888	$ 23,762,059
Large Cap Index	$ 818,708	$1,279,952	$ 9,963,189	$12,061,849	$ 6,883,655	$(1,695,185)	$(2,228,508)	$ 1,555,766	$(165,289)	$ (66,511)	$4,283,928	$16,345,777	$ 54,004,821	$ 70,350,598
Large Cap Stock	$ 304,751	$ 516,494	$ 3,675,674	$ 4,496,919	$ 1,653,555	$ (666,893)	$ (743,174)	$ (41,811)	$ (91,838)	$ (6,585)	$ 103,254	$ 4,600,173	$ 21,219,515	$ 25,819,688
Large Cap Value	$ 148,850	$ 503,725	$ 1,139,163	$ 1,791,738	$ 697,970	$ (360,466)	$ (331,305)	$ 163,073	$ (41,355)	$ (8,947)	$ 118,970	$ 1,910,708	$ 10,079,472	$ 11,990,180
Limited Maturity Bond	$ 89,095	$ 1,665	$ 24,662	$ 115,422	$ 316,562	$ (145,343)	$ (233,968)	$ 322,407	$ (22,694)	$ (5,228)	$ 231,736	$ 347,158	$ 4,293,261	$ 4,640,419
Low Volatility Equity	$ 397	$ 268	$ 89	$ 754	$ 48,561	$ 19	$ (664)	$ 12,480	$ (10)	$ (39)	$ 60,347	$ 61,101	$ —	$ 61,101
Mid Cap Index	$ 158,311	$ 756,224	$ 1,824,028	$ 2,738,563	$ 2,914,136	$ (542,366)	$ (688,897)	$ 1,239,610	$ (51,504)	$ (39,505)	$2,831,474	$ 5,570,037	$ 15,456,064	$ 21,026,101
Mid Cap Stock	$ 97,939	$2,675,790	$ 2,160,998	$ 4,934,727	$ 2,080,772	$ (997,042)	$ (878,751)	$ (119,582)	$(107,999)	$ (19,540)	$ (42,142)	$ 4,892,585	$ 25,914,658	$ 30,807,243
Moderate Allocation	$1,406,690	$1,187,076	$ 8,040,998	$10,634,764	$ 8,654,176	$(2,810,389)	$(3,942,283)	$ 714,195	$(297,626)	$(169,118)	$2,148,955	$12,783,719	$ 81,502,685	$ 94,286,404
Moderately Aggressive Allocation	$2,673,606	$3,503,534	$28,009,802	$34,186,942	$28,387,697	$(7,084,143)	$(9,144,641)	$(2,938,502)	$(778,741)	$(447,110)	$7,994,560	$42,181,502	$200,465,974	$242,647,476
Moderately Conservative Allocation	$ 197,676	$ 269,639	$ 565,440	$ 1,032,755	$ 977,749	$ (599,939)	$ (499,354)	$ 155,186	$ (43,226)	$ (13,233)	$ (22,817)	$ 1,009,938	$ 10,915,997	$ 11,925,935
Money Market	$ 19,494	$ —	$ —	$ 19,494	$ 650,477	$ (363,508)	$ (261,627)	$ 124,481	$ (21,623)	$ (13,097)	$ 115,103	$ 134,597	$ 3,620,847	$ 3,755,444
Multidimensional Income	$ 703	$ 21	$ (204)	$ 520	$ 3,296	$ 17	$ (1,491)	$ 24,947	$ (30)	$ (19)	$ 26,720	$ 27,240	$ —	$ 27,240
Opportunity Income Plus	$ 61,537	$ 1,150	$ 18,316	$ 81,003	$ 156,771	$ (41,202)	$ (79,982)	$ 182,365	$ (7,992)	$ (5,799)	$ 204,161	$ 285,164	$ 1,647,734	$ 1,932,898
Partner All Cap	$ 18,932	$ 74,685	$ 612,649	$ 706,266	$ 301,994	$ (88,976)	$ (122,170)	$ (43,252)	$ (16,148)	$ (3,481)	$ 27,967	$ 734,233	$ 3,451,473	$ 4,185,706
Partner Emerging Markets Equity	$ 16,085	$ 17,639	$ 513,640	$ 547,364	$ 474,540	$ (70,044)	$ (95,827)	$ 340,115	$ (6,099)	$ (5,633)	$ 637,052	$ 1,184,416	$ 1,812,979	$ 2,997,395
Partner Growth Stock	$ 4,974	$ 162,378	$ 1,394,751	$ 1,562,103	$ 500,640	$ (94,122)	$ (168,395)	$ 302,742	$ (18,537)	$ (7,177)	$ 515,151	$ 2,077,254	$ 4,476,574	$ 6,553,828
Partner Healthcare	$ 10,396	$ (15,587)	$ 648,847	$ 643,656	$ 703,508	$ (124,711)	$ (174,841)	$ 116,671	$ (8,265)	$ (11,324)	$ 501,038	$ 1,144,694	$ 3,256,333	$ 4,401,027
Partner Worldwide Allocation	$ 434,492	$ 162,907	$ 3,723,562	$ 4,320,961	$ 1,875,151	$ (607,189)	$ (716,958)	$ 770,001	$ (75,075)	$ (13,731)	$1,232,199	$ 5,553,160	$ 17,763,602	$ 23,316,762
Real Estate Securities	$ 97,600	$ 101,619	$ 149,798	$ 349,017	$ 619,368	$ (222,943)	$ (228,076)	$ 58,888	$ (23,915)	$ (7,351)	$ 195,971	$ 544,988	$ 5,732,120	$ 6,277,108
Small Cap Index	$ 282,342	$2,222,161	$ 1,798,854	$ 4,303,357	$ 3,376,595	$ (955,594)	$(1,144,761)	$ 899,159	$ (92,818)	$ (31,874)	$2,050,707	$ 6,354,064	$ 31,345,634	$ 37,699,698
Small Cap Stock	$ 69,122	$1,503,013	$ 2,307,810	$ 3,879,945	$ 1,326,015	$ (721,603)	$ (660,482)	$ (449,710)	$ (83,955)	$ (9,400)	$ (599,135)	$ 3,280,810	$ 18,718,342	$ 21,999,152
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2016
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges					Asset based risk charge
Aggressive Allocation	$ 974,183	$6,123,996	$ 2,964,196	$10,062,375	$14,874,356	$(3,401,281)	$(4,774,818)	$(4,094,081)	$(438,872)	$(182,433)	$1,982,871	$12,045,246	$ 97,036,915	$109,082,161
Balanced Income Plus	$ 258,689	$ 316,580	$ 118,047	$ 693,316	$ 694,687	$ (384,278)	$ (462,264)	$ 176,421	$ (38,367)	$ (1,825)	$ (15,626)	$ 677,690	$ 10,001,935	$ 10,679,625
Diversified Income Plus	$ 203,816	$ 55,068	$ 149,026	$ 407,910	$ 758,588	$ (271,160)	$ (282,648)	$ 260,058	$ (27,563)	$ (5,050)	$ 432,225	$ 840,135	$ 5,557,060	$ 6,397,195
Government Bond	$ 96,571	$ 24,767	$ (62,258)	$ 59,080	$ 474,245	$ (186,052)	$ (243,428)	$ 856,042	$ (26,873)	$ (5,639)	$ 868,295	$ 927,375	$ 5,128,864	$ 6,056,239
Growth and Income Plus	$ 11,390	$ 6,726	$ 15,944	$ 34,060	$ 117,305	$ (19,651)	$ (30,823)	$ 19,756	$ (1,664)	$ (1,077)	$ 83,846	$ 117,906	$ 490,760	$ 608,666
High Yield	$ 248,185	$ (35,247)	$ 304,229	$ 517,167	$ 387,693	$ (135,306)	$ (197,692)	$ (34,532)	$ (20,506)	$ (4,608)	$ (4,951)	$ 512,216	$ 4,204,674	$ 4,716,890
Income	$ 129,273	$ 1,151	$ 81,018	$ 211,442	$ 311,966	$ (131,599)	$ (175,360)	$ 281,420	$ (18,976)	$ (2,758)	$ 264,693	$ 476,135	$ 3,493,618	$ 3,969,753
Large Cap Growth	$ 103,118	$1,930,721	$(2,324,091)	$ (290,252)	$ 1,583,322	$ (805,703)	$ (801,107)	$ 61,083	$ (93,644)	$ (6,168)	$ (62,217)	$ (352,469)	$ 19,136,357	$ 18,783,888
Large Cap Index	$ 903,236	$ 868,253	$ 3,733,583	$ 5,505,072	$ 4,722,160	$(1,303,404)	$(1,949,964)	$ 2,283,550	$(141,824)	$ (37,915)	$3,572,603	$ 9,077,675	$ 44,927,146	$ 54,004,821
Large Cap Stock	$ 249,944	$ 205,224	$ 619,967	$ 1,075,135	$ 1,581,098	$ (701,854)	$ (748,609)	$ 38,074	$ (98,990)	$ (4,640)	$ 65,079	$ 1,140,214	$ 20,079,301	$ 21,219,515
Large Cap Value	$ 122,426	$ 658,791	$ 712,158	$ 1,493,375	$ 615,701	$ (406,823)	$ (321,656)	$ 75,253	$ (40,327)	$ (6,372)	$ (84,224)	$ 1,409,151	$ 8,670,321	$ 10,079,472
Limited Maturity Bond	$ 79,696	$ (1,452)	$ 35,115	$ 113,359	$ 318,408	$ (181,544)	$ (242,650)	$ 316,858	$ (23,591)	$ (3,498)	$ 183,983	$ 297,342	$ 3,995,919	$ 4,293,261
Mid Cap Index	$ 110,388	$ 719,681	$ 1,606,731	$ 2,436,800	$ 1,761,038	$ (457,906)	$ (519,974)	$ 1,497,327	$ (46,299)	$ (23,052)	$2,211,134	$ 4,647,934	$ 10,808,130	$ 15,456,064
Mid Cap Stock	$ 83,082	$2,474,977	$ 3,186,200	$ 5,744,259	$ 1,576,347	$ (711,788)	$ (804,682)	$ (460,898)	$(101,540)	$ (12,769)	$ (515,330)	$ 5,228,929	$ 20,685,729	$ 25,914,658
Moderate Allocation	$1,288,214	$2,378,450	$ 2,903,239	$ 6,569,903	$ 8,773,460	$(2,632,950)	$(3,843,161)	$ 348,003	$(312,127)	$(132,358)	$2,200,867	$ 8,770,770	$ 72,731,915	$ 81,502,685
Moderately Aggressive Allocation	$2,627,309	$8,467,111	$ 7,406,469	$18,500,889	$27,439,087	$(6,135,476)	$(8,748,524)	$(4,195,883)	$(799,313)	$(330,946)	$7,228,945	$25,729,834	$174,736,140	$200,465,974
Moderately Conservative Allocation	$ 170,755	$ 181,003	$ 363,656	$ 715,414	$ 834,771	$ (412,848)	$ (463,833)	$ 665,382	$ (45,922)	$ (9,902)	$ 567,648	$ 1,283,062	$ 9,632,935	$ 10,915,997
Money Market	$ —	$ —	$ —	$ —	$ 763,449	$ (416,664)	$ (263,492)	$ 442,973	$ (21,850)	$ (8,435)	$ 495,981	$ 495,981	$ 3,124,866	$ 3,620,847
Opportunity Income Plus	$ 51,539	$ (1,799)	$ 41,299	$ 91,039	$ 153,781	$ (30,135)	$ (83,759)	$ 88,403	$ (7,930)	$ (4,809)	$ 115,551	$ 206,590	$ 1,441,144	$ 1,647,734
Partner All Cap	$ 8,208	$ 164,319	$ 9,163	$ 181,690	$ 338,259	$ (105,605)	$ (115,348)	$ 255,757	$ (14,329)	$ (2,395)	$ 356,339	$ 538,029	$ 2,913,444	$ 3,451,473
Partner Emerging Markets Equity	$ 17,236	$ (5,982)	$ 162,988	$ 174,242	$ 321,857	$ (54,543)	$ (79,564)	$ 12,713	$ (5,349)	$ (3,894)	$ 191,220	$ 365,462	$ 1,447,517	$ 1,812,979
Partner Growth Stock	$ —	$ 429,140	$ (331,287)	$ 97,853	$ 331,545	$ (195,148)	$ (145,628)	$ 58,137	$ (16,011)	$ (4,866)	$ 28,029	$ 125,882	$ 4,350,692	$ 4,476,574
Partner Healthcare	$ 139,698	$ 98,825	$ (806,622)	$ (568,099)	$ 596,639	$ (88,490)	$ (170,419)	$ 141,775	$ (8,727)	$ (9,054)	$ 461,724	$ (106,375)	$ 3,362,708	$ 3,256,333
Partner Worldwide Allocation	$ 375,826	$ 80,983	$ 121,826	$ 578,635	$ 1,666,530	$ (577,955)	$ (689,800)	$ 322,867	$ (70,814)	$ (8,712)	$ 642,116	$ 1,220,751	$ 16,542,851	$ 17,763,602
Real Estate Securities	$ 82,281	$ 176,908	$ 121,692	$ 380,881	$ 618,523	$ (229,401)	$ (237,354)	$ (53,149)	$ (25,091)	$ (5,863)	$ 67,665	$ 448,546	$ 5,283,574	$ 5,732,120
Small Cap Index	$ 255,839	$1,998,591	$ 4,135,501	$ 6,389,931	$ 2,325,769	$ (914,769)	$ (976,331)	$ 894,928	$ (80,444)	$ (17,701)	$1,231,452	$ 7,621,383	$ 23,724,251	$ 31,345,634
Small Cap Stock	$ 52,470	$ 848,890	$ 2,934,623	$ 3,835,983	$ 1,241,867	$ (725,087)	$ (629,382)	$ (143,265)	$ (79,996)	$ (7,214)	$ (343,077)	$ 3,492,906	$ 15,225,436	$ 18,718,342
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2017
(1) ORGANIZATION
The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 29 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2017, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Balanced Income Plus (m)	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Government Bond (a)	Thrivent Series Fund, Inc. — Government Bond Portfolio
Growth and Income Plus (l)	Thrivent Series Fund, Inc. — Growth and Income Plus Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Large Cap Growth (h)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Stock (g, i, j, k)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity (b)	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock (e, f)	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income (b)	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus (n)	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Worldwide Allocation	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock (c, d)	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

(a)	Formerly known as Bond Index, name change effective August 28, 2017.
(b)	Statement of operations and of changes in net assets for the period April 28, 2017 (commencement of operations) to December 31, 2017.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(c)	Partner Small Cap Growth merged into the Small Cap Stock Portfolio as of August 21, 2015.
(d)	Partner Small Cap Value merged into the Small Cap Stock Portfolio as of August 21, 2015.
(e)	Mid Cap Growth merged into the Mid Cap Stock Portfolio as of August 21, 2015.
(f)	Partner Mid Cap Value merged into the Mid Cap Stock Portfolio as of August 21, 2015.
(g)	Natural Resources merged into the Large Cap Stock Portfolio as of August 21, 2015.
(h)	Partner Technology merged into the Large Cap Growth Portfolio as of August 21, 2015.
(i)	Partner All Cap Value Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(j)	Partner All Cap Growth Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(k)	Partner Socially Responsible Stock Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(l)	Formerly known as Equity Income Plus, name change effective August 16, 2013.
(m)	Formerly known as Balanced, name change effective August 16, 2013.
(n)	Formerly known as Mortgage Securities, name change effective August 16, 2013.
The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES
Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the fixed account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the three contract types within the Variable Account:
•	Thrivent Variable Life 2008 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.
•	Thrivent Variable Life 2003 Series – annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.
•	Thrivent Variable Life 1997 Series – annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% during the first 15 years and guaranteed not to exceed 0.40% thereafter.
Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount. Refer to the product prospectus for the applicable charge.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued
Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount. Refer to the product prospectus for the applicable charge.
Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account. Refer to the product prospectus for the applicable rate.
Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial. Refer to the product prospectus for the applicable rate.
Thrivent Financial charges a monthly administrative fee for administrative expenses. Refer to the product prospectus for the applicable administrative charge rates.
Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.
Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and fixed account in excess of the first twelve transfers made in a contract year. Refer to the product prospectus for the applicable charge.
Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law. Refer to the product prospectus for the applicable charge.
Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only. Refer to the product prospectus for applicable charges.
Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only. Refer to the product prospectus for applicable charges.
Additionally, during the year ended December 31, 2017, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. Additional details of these net asset based charges paid by the Funds can be found in the Fund's annual report.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
Subaccount	Units Outstanding at January 1, 2016	Units Issued	Units Redeemed	Units Outstanding at December 31, 2016	Units Issued	Units Redeemed	Units Outstanding at December 31, 2017
Aggressive Allocation	5,449,823	1,079,744	(882,481)	5,647,086	1,016,949	(717,279)	5,946,756
Balanced Income Plus	438,003	59,610	(55,831)	441,782	44,103	(47,356)	438,529
Diversified Income Plus	266,566	67,761	(40,108)	294,219	59,171	(48,994)	304,396
Government Bond	271,746	93,913	(33,820)	331,839	101,933	(51,076)	382,696
Growth and Income Plus	37,876	13,896	(7,716)	44,056	9,935	(5,172)	48,819
High Yield	193,973	33,434	(33,875)	193,532	35,432	(24,278)	204,686
Income	195,213	41,881	(26,045)	211,049	38,660	(30,307)	219,402
Large Cap Growth	729,946	111,832	(107,383)	734,395	81,526	(91,386)	724,535
Large Cap Index	1,971,440	414,394	(213,718)	2,172,116	439,219	(229,720)	2,381,615
Large Cap Stock	1,185,776	141,431	(140,792)	1,186,415	124,203	(117,624)	1,192,994
Large Cap Value	405,069	45,093	(46,322)	403,840	54,881	(43,011)	415,710
Limited Maturity Bond	288,562	63,995	(48,100)	304,457	64,940	(47,260)	322,137
Low Volatility Equity	—	—	—	—	5,617	(67)	5,550
Mid Cap Index	441,116	166,919	(60,688)	547,347	191,447	(75,546)	663,248
Mid Cap Stock	790,233	86,230	(101,026)	775,437	101,023	(91,986)	784,474
Moderate Allocation	4,312,671	731,712	(557,690)	4,486,693	657,877	(517,470)	4,627,100
Moderately Aggressive Allocation	10,108,138	1,991,453	(1,452,926)	10,646,665	1,881,361	(1,376,997)	11,151,029
Moderately Conservative Allocation	590,494	143,386	(102,265)	631,615	126,264	(121,649)	636,230
Money Market	2,727,472	1,939,084	(1,487,777)	3,178,779	1,443,463	(1,301,166)	3,321,076
Multidimensional Income	—	—	—	—	2,782	(150)	2,632
Opportunity Income Plus	96,864	18,962	(11,719)	104,107	24,413	(11,720)	116,800
Partner All Cap	116,084	31,008	(12,710)	134,382	18,198	(14,596)	137,984
Partner Emerging Markets Equity	131,242	42,742	(26,675)	147,309	65,755	(22,266)	190,798
Partner Growth Stock	163,433	59,625	(55,596)	167,462	37,040	(17,111)	187,391
Partner Healthcare	137,998	56,463	(35,357)	159,104	44,262	(23,298)	180,068
Partner Worldwide Allocation	1,596,671	268,740	(206,463)	1,658,948	267,630	(168,305)	1,758,273
Real Estate Securities	187,154	49,458	(40,658)	195,954	41,600	(29,660)	207,894
Small Cap Index	716,707	162,262	(90,561)	788,408	178,977	(90,809)	876,576
Small Cap Stock	688,926	86,123	(99,571)	675,478	66,187	(84,430)	657,235

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2017 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$12,721,083	$ 6,476,396
Balanced Income Plus	862,027	722,298
Diversified Income Plus	1,135,890	766,017
Government Bond	1,492,108	658,177
Growth and Income Plus	128,658	44,443
High Yield	869,644	344,298
Income	692,268	385,564
Large Cap Growth	1,158,031	1,484,159
Large Cap Index	8,252,698	2,770,022
Large Cap Stock	1,934,352	1,377,872
Large Cap Value	1,283,036	714,865
Limited Maturity Bond	749,170	428,338
Low Volatility Equity	61,452	453
Mid Cap Index	4,590,673	1,033,141
Mid Cap Stock	4,227,443	1,964,070
Moderate Allocation	9,174,029	5,134,207
Moderately Aggressive Allocation	23,052,201	10,823,571
Moderately Conservative Allocation	2,097,845	1,820,830
Money Market	1,240,702	1,106,105
Multidimensional Income	28,598	1,168
Opportunity Income Plus	395,460	129,763
Partner All Cap	366,377	319,477
Partner Emerging Markets Equity	804,166	151,029
Partner Growth Stock	919,982	338,300
Partner Healthcare	782,651	271,218
Partner Worldwide Allocation	2,604,862	938,170
Real Estate Securities	788,117	487,488
Small Cap Index	5,975,850	1,734,901
Small Cap Stock	2,142,601	1,504,762

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2017, except as indicated in Note 1, follows:
Subaccount	2017	2016	2015	2014	2013
Aggressive Allocation
Units	5,946,756	5,647,086	5,449,823	4,998,639	4,558,954
Unit value	$19.58-$26.54	$16.12-$21.84	$14.64-$19.84	$14.70-$19.93	$13.87-$18.79
Net assets	$ 137,735,908	$ 109,082,161	$ 97,036,915	$ 91,154,600	$ 79,354,245
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.73%	0.97%	1.05%	0.44%	1.25%
Total return (c)	21.51%	10.11%	(0.45)%	6.02%	27.05%
Balanced Income Plus
Units	438,529	441,782	438,003	445,522	480,295
Unit value	$18.41-$29.16	$16.49-$26.11	$15.40-$24.39	$15.42-$24.43	$14.54-$23.03
Net assets	$ 11,798,812	$ 10,679,625	$ 10,001,935	$ 10,219,016	$ 10,405,114
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.33%	2.53%	2.13%	1.59%	1.84%
Total return (c)	11.67%	7.06%	(0.14)%	6.07%	17.95%
Diversified Income Plus
Units	304,396	294,219	266,566	268,297	251,293
Unit value	$18.79-$27.33	$17.18-$24.99	$16.05-$23.34	$16.04-$23.32	$15.38-$22.37
Net assets	$ 7,160,662	$ 6,397,195	$ 5,557,060	$ 5,601,114	$ 5,086,386
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.01%	3.43%	3.25%	2.98%	2.48%
Total return (c)	9.34%	7.08%	0.08%	4.27%	11.17%
Government Bond
Units	382,696	331,839	271,746	252,223	248,650
Unit value	$14.50-$24.54	$14.09-$23.83	$13.88-$23.48	$13.77-$23.30	$12.93-$21.87
Net assets	$ 6,948,018	$ 6,056,239	$ 5,128,864	$ 4,856,630	$ 4,513,874
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.01%	1.68%	1.78%	2.22%	1.95%
Total return (c)	2.96%	1.49%	0.80%	6.52%	(2.47)%
Growth and Income Plus
Units	48,819	44,056	37,876	49,116	58,593
Unit value	$ 15.75	$ 13.82	$ 12.96	$ 13.06	$ 12.78
Net assets	$ 768,935	$ 608,666	$ 490,760	$ 641,574	$ 748,839
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.92%	2.18%	2.00%	2.85%	1.98%
Total return (c)	14.01%	6.63%	(0.81)%	2.21%	21.24%
High Yield
Units	204,686	193,532	193,973	187,938	179,238
Unit value	$20.02-$35.71	$18.63-$33.23	$16.52-$29.46	$16.98-$30.28	$16.65-$29.70
Net assets	$ 5,325,791	$ 4,716,890	$ 4,204,674	$ 4,259,353	$ 4,088,923
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	5.45%	5.68%	5.73%	5.89%	6.29%
Total return (c)	7.47%	12.76%	(2.69)%	1.96%	6.91%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Income
Units	219,402	211,049	195,213	203,304	198,475
Unit value	$16.90-$22.14	$15.90-$20.83	$14.99-$19.64	$15.09-$19.77	$14.15-$18.53
Net assets	$ 4,382,321	$ 3,969,753	$ 3,493,618	$ 3,676,208	$ 3,372,693
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.32%	3.43%	3.67%	3.76%	3.77%
Total return (c)	6.28%	6.08%	(0.68)%	6.68%	(0.07)%
Large Cap Growth
Units	724,535	734,395	729,946	546,453	560,860
Unit value	$23.38-$39.63	$18.13-$30.74	$18.40-$31.20	$16.66-$28.24	$15.01-$25.45
Net assets	$ 23,762,059	$ 18,783,888	$ 19,136,357	$ 12,885,643	$ 11,992,051
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.39%	0.57%	0.49%	0.64%	0.65%
Total return (c)	28.93%	(1.48)%	10.48%	10.99%	36.14%
Large Cap Index
Units	2,381,615	2,172,116	1,971,440	1,782,731	1,731,139
Unit value	$23.07-$33.03	$19.00-$27.20	$17.01-$24.35	$16.82-$24.08	$14.85-$21.27
Net assets	$ 70,350,598	$ 54,004,821	$ 44,927,146	$ 41,428,359	$ 36,073,475
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.32%	1.88%	1.35%	1.40%	1.66%
Total return (c)	21.46%	11.68%	1.12%	13.25%	31.81%
Large Cap Stock
Units	1,192,994	1,186,415	1,185,776	1,176,764	1,185,284
Unit value	$18.31-$23.89	$15.12-$19.72	$14.34-$18.70	$13.90-$18.14	$13.21-$17.23
Net assets	$ 25,819,688	$ 21,219,515	$ 20,079,301	$ 19,344,362	$ 18,552,104
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.28%	1.26%	1.14%	0.88%	1.08%
Total return (c)	21.16%	5.42%	3.11%	5.29%	29.60%
Large Cap Value
Units	415,710	403,840	405,069	398,158	392,455
Unit value	$20.21-$37.42	$17.18-$31.80	$14.63-$27.08	$15.17-$28.07	$13.91-$25.75
Net assets	$ 11,990,180	$ 10,079,472	$ 8,670,321	$ 8,936,846	$ 8,211,422
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.37%	1.36%	1.30%	1.23%	1.47%
Total return (c)	17.65%	17.44%	(3.53)%	9.03%	31.82%
Limited Maturity Bond
Units	322,137	304,457	288,562	302,774	296,453
Unit value	$12.87-$15.32	$12.55-$14.93	$12.20-$14.52	$12.11-$14.41	$11.91-$14.18
Net assets	$ 4,640,419	$ 4,293,261	$ 3,995,919	$ 4,147,452	$ 4,021,635
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.98%	1.93%	1.67%	1.71%	1.52%
Total return (c)	2.61%	2.83%	0.73%	1.68%	0.45%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Low Volatility Equity
Units	5,550	—	—	—	—
Unit value	$ 11.01	—	—	—	—
Net assets	$ 61,101	—	—	—	—
Ratio of expenses to net assets (a)	—%	—%	—%	—%	—%
Investment income ratio (b)	4.63%	—%	—%	—%	—%
Total return (c)	10.11%	—%	—%	—%	—%
Mid Cap Index
Units	663,248	547,347	441,116	329,819	285,318
Unit value	$25.37-$44.96	$21.87-$38.77	$18.16-$32.19	$18.63-$33.02	$17.05-$30.22
Net assets	$ 21,026,101	$ 15,456,064	$ 10,808,130	$ 8,995,993	$ 7,581,950
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.88%	0.88%	0.70%	0.74%	0.89%
Total return (c)	15.98%	20.43%	(2.52)%	9.28%	32.92%
Mid Cap Stock
Units	784,474	775,437	790,233	364,520	362,706
Unit value	$27.62-$42.52	$23.21-$35.73	$18.03-$27.76	$18.02-$27.74	$16.10-$24.78
Net assets	$ 30,807,243	$ 25,914,658	$ 20,685,729	$ 9,909,098	$ 8,895,630
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.35%	0.38%	0.42%	0.31%	0.37%
Total return (c)	19.00%	28.71%	0.08%	11.93%	35.50%
Moderate Allocation
Units	4,627,100	4,486,693	4,312,671	4,127,831	3,828,988
Unit value	$17.60-$22.50	$15.58-$19.92	$14.31-$18.29	$14.39-$18.40	$13.59-$17.37
Net assets	$ 94,286,404	$ 81,502,685	$ 72,731,915	$ 70,653,571	$ 62,688,654
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.61%	1.69%	1.50%	1.13%	1.51%
Total return (c)	12.95%	8.89%	(0.56)%	5.88%	15.12%
Moderately Aggressive Allocation
Units	11,151,029	10,646,665	10,108,138	9,364,289	8,630,741
Unit value	$18.64-$24.58	$15.96-$21.04	$14.47-$19.09	$14.58-$19.23	$13.75-$18.14
Net assets	$ 242,647,476	$ 200,465,974	$ 174,736,140	$ 165,445,834	$ 146,071,289
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.21%	1.43%	1.28%	0.85%	1.49%
Total return (c)	16.79%	10.23%	(0.75)%	6.05%	21.30%
Moderately Conservative Allocation
Units	636,230	631,615	590,494	589,292	571,234
Unit value	$16.21-$19.84	$14.80-$18.12	$13.80-$16.89	$13.86-$16.97	$13.16-$16.11
Net assets	$ 11,925,935	$ 10,915,997	$ 9,632,935	$ 9,745,403	$ 8,986,908
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.74%	1.67%	1.73%	1.53%	1.55%
Total return (c)	9.51%	7.24%	(0.46)%	5.32%	9.02%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Money Market
Units	3,321,076	3,178,779	2,727,472	2,333,391	2,672,808
Unit value	$ 1.03-$1.20	$ 1.02-$1.19	$ 1.02-$1.19	$ 1.02-$1.19	$ 1.02-$1.19
Net assets	$ 3,755,444	$ 3,620,847	$ 3,124,866	$ 2,704,352	$ 3,134,213
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.50%	0.00%	0.00%	0.00%	0.00%
Total return (c)	0.50%	0.00%	0.00%	0.00%	0.00%
Multidimensional Income
Units	2,632	—	—	—	—
Unit value	$ 10.35	—	—	—	—
Net assets	$ 27,240	—	—	—	—
Ratio of expenses to net assets (a)	—%	—%	—%	—%	—%
Investment income ratio (b)	4.72%	—%	—%	—%	—%
Total return (c)	3.50%	—%	—%	—%	—%
Opportunity Income Plus
Units	116,800	104,107	96,864	79,290	64,194
Unit value	$15.06-$18.01	$14.39-$17.21	$13.53-$16.18	$13.53-$16.19	$13.08-$15.64
Net assets	$ 1,932,898	$ 1,647,734	$ 1,441,144	$ 1,197,834	$ 957,617
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.38%	3.38%	3.39%	3.43%	2.56%
Total return (c)	4.62%	6.37%	(0.03)%	3.48%	(1.39)%
Partner All Cap
Units	137,984	134,382	116,084	100,790	103,056
Unit value	$19.61-$41.24	$16.31-$34.30	$15.42-$32.43	$15.08-$31.71	$13.43-$28.25
Net assets	$ 4,185,706	$ 3,451,473	$ 2,913,444	$ 2,556,375	$ 2,354,073
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.49%	0.27%	0.34%	0.60%	0.75%
Total return (c)	20.24%	5.78%	2.26%	12.26%	32.85%
Partner Emerging Markets Equity
Units	190,798	147,309	131,242	110,934	93,877
Unit value	$ 15.71	$ 12.31	$ 11.03	$ 12.76	$ 13.06
Net assets	$ 2,997,395	$ 1,812,979	$ 1,447,517	$ 1,416,016	$ 1,226,341
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.68%	1.01%	1.20%	0.96%	1.05%
Total return (c)	27.65%	11.59%	(13.59)%	(2.29)%	(7.34)%
Partner Growth Stock
Units	187,391	167,462	163,433	148,014	143,366
Unit value	$27.20-$47.77	$20.36-$35.76	$20.09-$35.28	$18.15-$31.88	$16.73-$29.38
Net assets	$ 6,553,828	$ 4,476,574	$ 4,350,692	$ 3,597,926	$ 3,285,850
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.09%	0.00%	0.00%	0.00%	0.03%
Total return (c)	33.61%	1.35%	10.65%	8.52%	38.84%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2017	2016	2015	2014	2013
Partner Healthcare
Units	180,068	159,104	137,998	78,063	56,790
Unit value	$ 24.44	$ 20.47	$ 24.37	$ 23.29	$ 18.75
Net assets	$ 4,401,027	$ 3,256,333	$ 3,362,708	$ 1,818,421	$ 1,064,882
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.26%	4.20%	0.01%	0.00%	0.35%
Total return (c)	19.42%	(16.01)%	4.61%	24.23%	31.09%
Partner Worldwide Allocation
Units	1,758,273	1,658,948	1,596,671	1,529,257	1,501,202
Unit value	$ 13.26	$ 10.71	$ 10.36	$ 10.44	$ 11.03
Net assets	$ 23,316,762	$ 17,763,602	$ 16,542,851	$ 15,969,575	$ 16,562,976
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.09%	2.22%	2.48%	2.04%	0.03%
Total return (c)	23.85%	3.35%	(0.78)%	(5.35)%	16.31%
Real Estate Securities
Units	207,894	195,954	187,154	165,970	168,779
Unit value	$19.16-$45.96	$18.08-$43.38	$16.82-$40.35	$16.37-$39.27	$12.51-$30.02
Net assets	$ 6,277,108	$ 5,732,120	$ 5,283,574	$ 4,800,767	$ 3,832,155
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.62%	1.46%	1.43%	1.46%	1.43%
Total return (c)	5.96%	7.50%	2.75%	30.82%	2.18%
Small Cap Index
Units	876,576	788,408	716,707	657,892	642,052
Unit value	$27.30-$55.60	$24.13-$49.15	$19.13-$38.97	$19.56-$39.83	$18.56-$37.81
Net assets	$ 37,699,698	$ 31,345,634	$ 23,724,251	$ 23,447,540	$ 22,450,002
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.84%	0.99%	0.78%	0.74%	1.23%
Total return (c)	13.13%	26.12%	(2.17)%	5.36%	40.83%
Small Cap Stock
Units	657,235	675,478	688,926	372,960	375,797
Unit value	$22.31-$39.45	$18.40-$32.54	$14.61-$25.84	$15.08-$26.68	$14.40-$25.47
Net assets	$ 21,999,152	$ 18,718,342	$ 15,225,436	$ 9,067,222	$ 8,749,916
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.35%	0.33%	0.35%	0.22%	0.36%
Total return (c)	21.23%	25.94%	(3.13)%	4.76%	35.90%

(a)	These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account.
(7) UNIT FAIR VALUE
Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2008
Aggressive Allocation	2,888,885	$19.58	$ 56,578,045
Balanced Income Plus	29,775	$18.41	$ 548,208
Diversified Income Plus	91,146	$18.79	$ 1,712,480
Government Bond	141,278	$14.50	$ 2,049,228
Growth and Income Plus	24,894	$15.75	$ 392,101
High Yield	62,985	$20.02	$ 1,261,000
Income	28,238	$16.90	$ 477,254
Large Cap Growth	97,137	$23.38	$ 2,270,794
Large Cap Index	761,232	$23.07	$ 17,563,855
Large Cap Stock	86,902	$18.31	$ 1,591,247
Large Cap Value	106,651	$20.21	$ 2,155,900
Limited Maturity Bond	54,594	$12.87	$ 702,877
Low Volatility Equity	5,147	$11.01	$ 56,667
Mid Cap Index	394,810	$25.37	$ 10,014,720
Mid Cap Stock	162,475	$27.62	$ 4,486,914
Moderate Allocation	2,005,339	$17.60	$ 35,298,525
Moderately Aggressive Allocation	5,288,302	$18.64	$ 98,549,854
Moderately Conservative Allocation	191,983	$16.21	$ 3,111,777
Money Market	1,222,437	$ 1.03	$ 1,254,551
Multidimensional Income	608	$10.35	$ 6,291
Opportunity Income Plus	52,880	$15.06	$ 796,285
Partner All Cap	45,537	$19.61	$ 892,910
Partner Emerging Markets Equity	106,578	$15.71	$ 1,674,309
Partner Growth Stock	68,572	$27.20	$ 1,865,416
Partner Healthcare	113,838	$24.44	$ 2,782,311
Partner Worldwide Allocation	292,659	$13.26	$ 3,881,023
Real Estate Securities	84,951	$19.16	$ 1,627,549
Small Cap Index	309,392	$27.30	$ 8,446,509
Small Cap Stock	97,977	$22.31	$ 2,185,576
			$264,234,176

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2003
Aggressive Allocation	2,504,040	$26.54	$ 66,458,573
Balanced Income Plus	119,358	$23.55	$ 2,810,744
Diversified Income Plus	108,389	$23.82	$ 2,582,338
Government Bond	136,831	$17.05	$ 2,332,526
Growth and Income Plus	16,644	$15.75	$ 262,154
High Yield	106,609	$26.37	$ 2,811,767
Income	143,300	$19.85	$ 2,845,162
Large Cap Growth	400,750	$31.21	$ 12,507,865
Large Cap Index	324,028	$30.75	$ 9,964,977
Large Cap Stock	450,804	$23.89	$ 10,769,736
Large Cap Value	223,576	$29.68	$ 6,635,549
Limited Maturity Bond	195,282	$14.49	$ 2,830,435
Low Volatility Equity	403	$11.01	$ 4,434
Mid Cap Index	157,566	$38.24	$ 6,025,910
Mid Cap Stock	343,300	$42.15	$ 14,469,419
Moderate Allocation	1,952,172	$22.50	$ 43,922,538
Moderately Aggressive Allocation	4,754,792	$24.58	$116,865,833
Moderately Conservative Allocation	346,187	$19.84	$ 6,868,579
Money Market	1,519,912	$ 1.19	$ 1,808,592
Multidimensional Income	199	$10.35	$ 2,055
Opportunity Income Plus	44,334	$17.68	$ 783,899
Partner All Cap	69,733	$33.79	$ 2,356,025
Partner Emerging Markets Equity	57,586	$15.71	$ 904,666
Partner Growth Stock	90,584	$36.87	$ 3,339,577
Partner Healthcare	46,300	$24.44	$ 1,131,618
Partner Worldwide Allocation	774,401	$13.26	$ 10,269,515
Real Estate Securities	94,302	$35.35	$ 3,333,406
Small Cap Index	139,426	$39.26	$ 5,473,923
Small Cap Stock	316,515	$32.34	$ 10,235,609
			$350,607,424

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2017	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life – 1997
Aggressive Allocation	553,831	$26.54	$ 14,699,290
Balanced Income Plus	289,396	$29.16	$ 8,439,860
Diversified Income Plus	104,861	$27.33	$ 2,865,844
Government Bond	104,587	$24.54	$ 2,566,264
Growth and Income Plus	7,281	$15.75	$ 114,680
High Yield	35,092	$35.71	$ 1,253,024
Income	47,864	$22.14	$ 1,059,905
Large Cap Growth	226,648	$39.63	$ 8,983,400
Large Cap Index	1,296,355	$33.03	$ 42,821,766
Large Cap Stock	655,288	$20.54	$ 13,458,705
Large Cap Value	85,483	$37.42	$ 3,198,731
Limited Maturity Bond	72,261	$15.32	$ 1,107,107
Low Volatility Equity	—	$11.01	$ —
Mid Cap Index	110,872	$44.96	$ 4,985,471
Mid Cap Stock	278,699	$42.52	$ 11,850,910
Moderate Allocation	669,589	$22.50	$ 15,065,341
Moderately Aggressive Allocation	1,107,935	$24.58	$ 27,231,789
Moderately Conservative Allocation	98,060	$19.84	$ 1,945,579
Money Market	578,727	$ 1.20	$ 692,301
Multidimensional Income	1,825	$10.35	$ 18,894
Opportunity Income Plus	19,586	$18.01	$ 352,714
Partner All Cap	22,714	$41.24	$ 936,771
Partner Emerging Markets Equity	26,634	$15.71	$ 418,420
Partner Growth Stock	28,235	$47.77	$ 1,348,835
Partner Healthcare	19,930	$24.44	$ 487,098
Partner Worldwide Allocation	691,213	$13.26	$ 9,166,224
Real Estate Securities	28,641	$45.96	$ 1,316,153
Small Cap Index	427,758	$55.60	$ 23,779,266
Small Cap Stock	242,743	$39.45	$ 9,577,967
			$209,742,309

PART C.    OTHER INFORMATION
Item 26.    Exhibits
Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)(i)	Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the name change of Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002.
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Management”)	Post-Effective Amendment No. 13 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 20, 2006.
(c)(ii)	Form of Agreement between Thrivent Investment Management and Registered Representatives with respect to the sale of the Contracts	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(d)(i)	Form of Contract	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(ii)	Available Contract Riders	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(e)(i)	Application Form - IIPRC	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017
(e)(ii)	Application Form – Alabama	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017
(e)(iii)	Application Form – Illinois	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017
(e)(iv)	Application Form – New York	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017
(f)	Articles of Incorporation of Depositor (as amended December 5, 2005) and Bylaws of Depositor (as amended December 3, 2009)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(g)(i)	Reinsurance Agreement with General & Cologne Life Re	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.

Exhibit	Description	Filed Herewith / Incorporated by reference from
(g)(ii)	Reinsurance Agreement with LB and The Minnesota Mutual Life Insurance Company (RGA)	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(iii)	Reinsurance Agreement with RGA Reinsurance Company and Thrivent Financial for Lutherans	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(iv)	Reinsurance Agreement with Transamerica Financial Life Insurance Company and Thrivent Financial	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(v)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #0849201	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(vi)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #I94119US-07	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(vii)	Reinsurance Agreement with Swiss Re Life & Health America Inc. I97231US-09	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(viii)	Coinsurance Agreement with Allianz Life Insurance Company of North America and Thrivent Financial for Lutherans	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed Herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Post-Effective Amendment No. 23 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 29, 2016.
(r)	Power of Attorney for Bradford N. Creswell	Filed Herewith
Item 27.    Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, MN 55415.
Name and Principal Business Address	Positions and Offices with Depositor
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director

Name and Principal Business Address	Positions and Offices with Depositor
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC 1225 Hyde Lane Henrico, Virginia 23229-6064	Director
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
Bradford L. Hewitt	Chief Executive Officer, Director
Randall L. Boushek	Chief Financial Officer and Treasurer
Teresa J. Rasmussen	President, Thrivent Financial
David S. Royal	Chief Investment Officer
James A. Thomsen	President, Thrivent Holdings
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Chief Administrative Officer
Paul R. Johnston	General Counsel & Secretary
Christopher J. Kopka	President, Thrivent Church Solutions
James M. Odland	Vice President and Chief Compliance Officer
Mary S. Nease	Chief Human Resources Officer
Susan Oberman Smith	Chief Actuary

Item 28.    Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware
Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware
North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin
Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota
Newman Financial Services, LLC	Limited Liability Company	Minnesota
NewLife Insurance Agency, LLC[5]	Limited Liability Company	Minnesota
Thrivent Life Insurance Company	Life insurance company	Wisconsin
cuLearn, LLC[6]	Limited Liability Company	Delaware
PREPARE/ENRICH, LLC	Limited Liability Company	Delware
Thrivent Asset Management, LLC[1]	Investment adviser	Delaware
Thrivent Distributors, LLC	Limited Liability Company	Delaware
White Rose GP I, LLC[2]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware
Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware
Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose Fund GP VII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund VII Equity Direct Corporation[3]	Private equity fund	Deleware
Thrivent White Rose Fund VII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VIII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP IX, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund IX Equity Direct Corporation[3]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP X, LLC[2]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose X Equity Direct Corporation I3	Private equity fund	Delaware
White Rose X Equity Direct Corporation II3	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP XI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Fund, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Real Estate GP I, LLC[2]	General Partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware
Gold Ring Holdings, LLC	Investment subsidiary	Delaware
Thrivent White Rose Opportunity Fund, GP, LLC[2]	General Partner	Delware
Thrivent White Rose Opportunity Fund, GP, L.P.[3]	Private equity fund	Delware
Twin Bridge Capital Partner, LLC[4]	Managing Member	Delaware
Thrivent Education Funding, LLC	Limited Liability Company	Delaware
Thrivent Education Finance Group, LLC	Limited Liability Company	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of Thrivent Financial Holdings, Inc., (“TFH”) which is a wholly owned subsidiary of Thrivent Financial. TFH owns 100% of TAM’s membership interests.
[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.
[5]	Newman Financial Services, LLC owns a 50% membership interest in NewLife Insurance Agency, LLC.
6
Thrivent Financial Holdings Inc. owns 90% membership interest in cuLearn, LLC.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 29.    Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30.    Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.
Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
Randall L. Boushek	Director
Thomas L.Young	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President of Supervision
David J. Kloster	Vice President
Timothy S. Meehan	Secretary and Chief Legal Officer
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director Affiliate Finance, CFO and Treasurer
Tracy A. Salwei	Assistant Secretary

Name and Principal Business Address	Position and Offices with Underwriter
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Vice President, Service Operations
Susan Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration
(c) Compensation from Registrant.    Not Applicable.
Item 31.    Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.
Item 32.    Management Services
Not Applicable.
Item 33.    Fee Representation
Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-31011, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 27th day of April, 2018.
Thrivent Variable Life Account I (Registrant)
By:	Thrivent Financial for Lutherans (Depositor)
By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt Chief Executive Officer and Director (Principal Executive Officer)
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below.
/s/ Bradford L. Hewitt	Chief Executive Officer and Director (Principal Executive Officer)	April 27, 2018
Bradford L. Hewitt		Date

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	April 27, 2018
Randall L. Boushek		Date
A majority of the Board of Directors:*
N. Cornell Boggs, III	Kenneth A. Carow	Lynn Crump-Caine
Eric J. Draut	Kirk D. Farney	Mark A. Jeske
Frederick G. Kraegel	F. Mark Kuhlmann	Kathryn V. Marinello
Bradford N. Creswell	Bonnie E. Raquet	Alice M. Richter
Bradford L. Hewitt
*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 27, 2018
James M. Odland Attorney-in-Fact

INDEX TO EXHIBITS
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.
Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel
n	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
r	Power of Attorney for Bradford N. Creswell